UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23305

AMERICAN CENTURY ETF TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	08-31

Date of reporting period:	08-31-2019

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

August 31, 2019

American Century® Diversified Corporate Bond ETF (KORP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancenturyetfs.com.

Backdrop Favored Bonds

Most broad U.S. fixed-income indices ended the period with robust returns, bolstered by a sharp decline in U.S. Treasury yields. However, U.S. and other developed markets stocks delivered notably weaker results, largely due to a global sell-off among equities in late 2018. Although most stock indices rebounded strongly in 2019, their late-2018 losses weighed on results for the entire reporting period.

Fed’s Flip Fueled Investor Optimism

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September, the Fed hiked again in December and delivered a surprisingly bullish rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove Treasury yields lower and benefited bonds.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth data, trade issues, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of August 31, 2019
		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	8.70%	4.74%	1/11/2018
Market Price	8.77%	4.90%	1/11/2018
Bloomberg Barclays U.S. Intermediate Corporate Bond Index	9.55%	5.52%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange.

Growth of $10,000 Over Life of Fund
$10,000 investment made January 11, 2018

Value on August 31, 2019
Net Asset Value — $10,786

Bloomberg Barclays U.S. Intermediate Corporate Bond Index — $10,918

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Charles Tan, Jason Greenblath, Jeffrey Houston, Gavin Fleischman and Le Tran

Effective June 28, 2019, Charles Tan and Jason Greenblath joined the fund’s portfolio management team. Kevin Akioka, formerly a portfolio manager on the team, left the firm June 12, 2019.

Fund Strategy

American Century Diversified Corporate Bond ETF seeks to offer enhanced return potential versus passive capitalization-weighted corporate bond portfolios. The fund employs a holistic approach, emphasizing investment-grade credits, while dynamically allocating a portion of the portfolio to high-yield securities. The fund integrates fundamental and quantitative analysis in a systematically managed portfolio that strives to balance interest-rate risk and credit risk. The fund seeks to maintain a duration range of three to seven years, which we believe should mitigate interest-rate risk without sacrificing yield.

The fund is an actively managed ETF that does not seek to replicate the performance of a specific index. To determine whether to buy or sell a security, we consider several factors, including fund requirements and standards, economic conditions, alternative investments, interest rates and various credit metrics.

Performance Review

The fund returned 8.77% on a market price basis for the fiscal year ended August 31, 2019. On a net asset value (NAV) basis, the fund returned 8.70%. For the same time period, the Bloomberg Barclays U.S. Intermediate Corporate Bond Index, the fund’s benchmark index, returned 9.55%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

High-Yield Bonds and Energy Sector Exposure Weighed on Results

Overall, our allocation to high-yield corporate bonds detracted from performance, as interest rates declined and longer-duration securities outperformed. High-yield bond prices fell late in 2018 amid emerging recession fears, escalating trade tensions and risk-off investing. However, investor sentiment started to shift in early 2019 as recession fears faded. The Federal Reserve (Fed) abruptly ended its rate-tightening campaign and adopted a dovish stance. While a recession seemed unlikely, global growth and inflation continued to moderate. This, combined with expectations for Fed rate cuts, continued to drive Treasury yields lower, which sparked a rally among investment-grade corporates. Compared with high-yield bonds, investment-grade corporates typically are more sensitive to changes in interest rates.

In May 2019, high-yield valuations approached the richer end of our fair value target, and we reduced our exposure synthetically through a credit default swap. In our view, market prices did not appropriately reflect escalating trade tensions between the U.S. and China. At the end of the reporting period, approximately 5% of the portfolio was allocated to high-yield issues, and the synthetic hedge reduced the exposure further to 1% of the portfolio.

Among investment-grade corporates, security selection in the energy sector weighed on results. Though our overweight allocation to energy issues aided portfolio performance, specific energy-related credits in the refining and midstream industries underperformed and detracted from returns.

Duration Detracted

Early in the period, we maintained a relatively short duration due to the rising-rate environment. We began increasing duration in early 2019, as the Fed became more dovish. We also viewed heightened trade tensions with China as an obstacle for economic growth, which encouraged us to increase duration further. However, the fund’s duration remained slightly shorter than that of the benchmark, which weighed on results.

Falling Yields and Tighter Credit Spreads Aided Performance

Although Treasury yields declined sharply for the 12-month period, they started the period on the upswing. In addition to rising rates, heightened volatility and credit-spread widening characterized the final months of 2018. Meanwhile, the Fed continued to tighten monetary policy, hiking the federal funds rate target in September and December.

Sentiment shifted dramatically in early 2019, as the Fed halted its rate-hike campaign amid moderating global growth and inflation. Credit spreads recovered as investors began to anticipate easing monetary policy from the Fed. Treasury yields, which started declining in late 2018, continued to fall through the end of the reporting period, which contributed to price appreciation among corporate bonds.

Within the portfolio, our allocation to investment-grade corporate bonds with BBB credit ratings (the lowest credit rating category in the investment-grade bond universe) contributed to performance. Lower-rated investment-grade bonds generally outperformed higher-credit-quality securities.

Portfolio Positioning

Going forward, we will continue to rely on our combined quantitative and fundamental analysis to uncover attractive opportunities in the investment-grade corporate bond market. The global trends of easing monetary policy and lower interest rates should drive continued search for yield and income among investors.

The fund’s allocation to high-yield bonds ended the period significantly below its long-term average allocation of 15%, given current market dynamics. Specifically, we believe credit spreads remain more richly priced within the high-yield corporate bond sector. Accordingly, we will continue to carefully evaluate credits, selecting securities we believe offer attractive risk/reward characteristics. We will continue to monitor valuations in the sector, seeking to add exposure when spreads widen and selectively sell high-yield securities when valuations become richer.

In an environment with a multitude of exogenous risks, the economic growth picture remains uncertain. We will continue to manage the fund’s duration in a defensive manner, given the recent steep decline in interest rates.

Fund Characteristics

AUGUST 31, 2019

Portfolio at a Glance
Weighted Average Life to Maturity	4.9 years
Average Duration (Effective)	4.3 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	97.2%
Temporary Cash Investments	1.8%
Other Assets and Liabilities	1.0%

Frequency Distributions of Premiums and Discounts

The Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the market price for the fund was at a premium or discount to the daily net asset value (NAV). Shareholders may pay more than NAV when they buy fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented reflect past performance. Past performance is no guarantee of future results. The following table represents the period January 16, 2018 (commencement of trading) through August 31, 2019.

Premium/Discount Range (%)	Number of Days Market Price Above or Equal to NAV	Number of Days Market Price Below NAV
0% - 0.49%	380	2
0.50% - 0.99%	28	—
1.00% - 1.99%	—	—
> 2.00%	—	—
Total	408	2

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2019 to August 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period(1) 3/1/19 - 8/31/19	Annualized Expense Ratio(1)
Actual	$1,000	$1,065.60	$1.87	0.36%
Hypothetical	$1,000	$1,023.39	$1.84	0.36%

(1)
Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

AUGUST 31, 2019

	Principal Amount	Value
CORPORATE BONDS — 97.2%
Airlines — 0.6%
Delta Air Lines, Inc., 3.80%, 4/19/23	$350,000	$364,403
Auto Components — 0.8%
Lear Corp., 3.80%, 9/15/27	500,000	504,715
Automobiles — 1.2%
Ally Financial, Inc., 4.625%, 5/19/22	275,000	290,125
General Motors Co., 4.875%, 10/2/23	450,000	484,380
		774,505
Banks — 17.3%
Bank of America Corp., VRN, 3.00%, 12/20/23	1,700,000	1,745,548
Capital One Financial Corp., 3.50%, 6/15/23	1,325,000	1,384,756
CIT Group, Inc., 5.00%, 8/1/23	275,000	299,063
Citigroup, Inc., 4.05%, 7/30/22	1,500,000	1,573,679
Huntington Bancshares, Inc., 2.30%, 1/14/22	1,325,000	1,331,698
KeyCorp, MTN, 4.15%, 10/29/25	950,000	1,045,249
Regions Financial Corp., 2.75%, 8/14/22	1,325,000	1,348,801
SunTrust Bank, 2.45%, 8/1/22	1,000,000	1,012,103
Wells Fargo & Co., 4.125%, 8/15/23	1,300,000	1,388,431
		11,129,328
Beverages — 1.6%
Constellation Brands, Inc., 3.20%, 2/15/23	575,000	593,646
Keurig Dr Pepper, Inc., 4.06%, 5/25/23	400,000	425,054
		1,018,700
Biotechnology — 1.4%
Biogen, Inc., 3.625%, 9/15/22	544,000	567,087
Celgene Corp., 2.875%, 8/15/20	320,000	321,982
		889,069
Building Products — 0.5%
Masco Corp., 4.375%, 4/1/26	325,000	351,012
Chemicals — 3.6%
Albemarle Corp., 4.15%, 12/1/24	350,000	375,590
Celanese US Holdings LLC, 4.625%, 11/15/22	351,000	374,019
Dow Chemical Co. (The), 3.00%, 11/15/22	475,000	485,349
LYB International Finance BV, 4.00%, 7/15/23	625,000	665,317
Westlake Chemical Corp., 3.60%, 8/15/26	400,000	415,858
		2,316,133
Construction Materials — 0.6%
Vulcan Materials Co., 4.50%, 4/1/25	351,000	380,523
Consumer Finance — 7.7%
American Express Co., 2.50%, 8/1/22	1,325,000	1,344,102
Block Financial LLC, 5.50%, 11/1/22	450,000	482,230
Discover Financial Services, 3.85%, 11/21/22	1,325,000	1,390,715

	Principal Amount	Value
S&P Global, Inc., 4.00%, 6/15/25	$375,000	$412,983
Synchrony Financial, 3.75%, 8/15/21	1,325,000	1,355,265
		4,985,295
Containers and Packaging — 0.8%
Berry Global, Inc., 5.125%, 7/15/23	250,000	257,188
Berry Global, Inc., 4.875%, 7/15/26(1)	250,000	263,125
		520,313
Diversified Financial Services — 7.1%
Goldman Sachs Group, Inc. (The), VRN, 2.91%, 6/5/23	1,325,000	1,348,881
JPMorgan Chase & Co., 3.375%, 5/1/23	1,600,000	1,659,061
Morgan Stanley, MTN, 4.10%, 5/22/23	1,500,000	1,589,451
		4,597,393
Diversified Telecommunication Services — 1.9%
AT&T, Inc., 3.40%, 5/15/25	500,000	525,579
Verizon Communications, Inc., 5.15%, 9/15/23	625,000	702,943
		1,228,522
Electric Utilities — 2.5%
Duke Energy Corp., 2.65%, 9/1/26	500,000	506,425
Edison International, 4.125%, 3/15/28	525,000	548,441
Exelon Corp., 3.50%, 6/1/22	550,000	566,479
		1,621,345
Entertainment — 2.9%
Activision Blizzard, Inc., 2.30%, 9/15/21	950,000	950,588
Netflix, Inc., 4.875%, 4/15/28	250,000	262,188
Thomson Reuters Corp., 3.35%, 5/15/26	600,000	624,782
		1,837,558
Equity Real Estate Investment Trusts (REITs) — 2.7%
American Tower Corp., 3.50%, 1/31/23	925,000	963,381
Boston Properties LP, 2.75%, 10/1/26	400,000	406,795
SITE Centers Corp., 3.625%, 2/1/25	375,000	387,189
		1,757,365
Food and Staples Retailing — 0.7%
Dollar General Corp., 4.15%, 11/1/25	400,000	436,481
Food Products — 1.5%
Conagra Brands, Inc., 3.20%, 1/25/23	550,000	561,150
Kraft Heinz Foods Co., 4.00%, 6/15/23	375,000	389,935
		951,085
Gas Utilities — 4.3%
Enterprise Products Operating LLC, 3.75%, 2/15/25	700,000	751,005
EQM Midstream Partners LP, 4.125%, 12/1/26	725,000	692,596
ONEOK, Inc., 4.00%, 7/13/27	700,000	736,998
Plains All American Pipeline LP / PAA Finance Corp., 3.60%, 11/1/24	550,000	565,437
		2,746,036
Health Care Providers and Services — 3.9%
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	300,000	307,872
AmerisourceBergen Corp., 3.50%, 11/15/21	575,000	589,037
Anthem, Inc., 3.30%, 1/15/23	350,000	361,735

	Principal Amount	Value
DaVita, Inc., 5.125%, 7/15/24	$250,000	$254,928
Express Scripts Holding Co., 3.05%, 11/30/22	600,000	614,984
Universal Health Services, Inc., 4.75%, 8/1/22(1)	375,000	380,205
		2,508,761
Hotels, Restaurants and Leisure — 0.6%
Hyatt Hotels Corp., 4.85%, 3/15/26	375,000	416,058
Household Durables — 0.8%
DR Horton, Inc., 4.75%, 2/15/23	475,000	508,737
Independent Power and Renewable Electricity Producers — 0.5%
NRG Energy, Inc., 5.75%, 1/15/28	275,000	297,344
Industrial Conglomerates — 1.0%
Hasbro, Inc., 3.50%, 9/15/27	625,000	638,097
Insurance — 2.2%
Allstate Corp. (The), VRN, 5.75%, 8/15/53	325,000	346,619
American International Group, Inc., 4.875%, 6/1/22	325,000	348,220
Prudential Financial, Inc., VRN, 5.625%, 6/15/43	325,000	348,876
Voya Financial, Inc., 3.65%, 6/15/26	375,000	398,409
		1,442,124
Internet and Direct Marketing Retail — 0.8%
Expedia Group, Inc., 3.80%, 2/15/28	500,000	530,226
Media — 1.9%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	250,000	263,125
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	400,000	442,413
Comcast Corp., 3.30%, 2/1/27	500,000	532,745
		1,238,283
Metals and Mining — 2.4%
Kinross Gold Corp., 4.50%, 7/15/27	700,000	735,000
Newmont Goldcorp Corp., 3.50%, 3/15/22	375,000	385,041
Southern Copper Corp., 3.875%, 4/23/25	375,000	393,976
		1,514,017
Multi-Utilities — 2.5%
Enel Americas SA, 4.00%, 10/25/26	550,000	575,305
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	500,000	534,911
PSEG Power LLC, 3.00%, 6/15/21	500,000	506,248
		1,616,464
Oil, Gas and Consumable Fuels — 8.3%
Cenovus Energy, Inc., 3.00%, 8/15/22	725,000	732,245
Cimarex Energy Co., 3.90%, 5/15/27	700,000	716,864
Concho Resources, Inc., 4.375%, 1/15/25	656,000	680,541
Diamondback Energy, Inc., 4.75%, 11/1/24	300,000	310,125
HollyFrontier Corp., 5.875%, 4/1/26	650,000	723,957
Marathon Oil Corp., 4.40%, 7/15/27	600,000	646,778
Pioneer Natural Resources Co., 3.95%, 7/15/22	500,000	522,270
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	250,000	255,000
Valero Energy Corp., 7.50%, 4/15/32	525,000	728,260
		5,316,040

	Principal Amount/Shares	Value
Paper and Forest Products — 0.6%
Fibria Overseas Finance Ltd., 5.50%, 1/17/27	$350,000	$378,875
Pharmaceuticals — 2.1%
AbbVie, Inc., 3.20%, 5/14/26	400,000	409,693
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	300,000	282,000
Zoetis, Inc., 4.50%, 11/13/25	600,000	669,364
		1,361,057
Semiconductors and Semiconductor Equipment — 1.8%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.65%, 1/15/23	575,000	574,628
KLA Corp., 4.10%, 3/15/29	525,000	582,530
		1,157,158
Software — 1.7%
Citrix Systems, Inc., 4.50%, 12/1/27	519,000	559,856
VMware, Inc., 3.90%, 8/21/27	525,000	537,571
		1,097,427
Specialty Retail — 1.1%
Best Buy Co., Inc., 5.50%, 3/15/21	450,000	468,300
United Rentals North America, Inc., 4.625%, 10/15/25	250,000	258,050
		726,350
Technology Hardware, Storage and Peripherals — 2.3%
Apple, Inc., 2.45%, 8/4/26	500,000	511,816
Dell International LLC / EMC Corp., 4.00%, 7/15/24(1)	350,000	366,096
Seagate HDD Cayman, 4.875%, 3/1/24	550,000	575,983
		1,453,895
Textiles, Apparel and Luxury Goods — 0.8%
Tapestry, Inc., 4.25%, 4/1/25	500,000	518,035
Trading Companies and Distributors — 0.8%
International Lease Finance Corp., 5.875%, 8/15/22	450,000	494,410
Wireless Telecommunication Services — 1.4%
Rogers Communications, Inc., 3.00%, 3/15/23	875,000	900,541
TOTAL CORPORATE BONDS (Cost $60,319,606)		62,523,680
TEMPORARY CASH INVESTMENTS — 1.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $1,162,785)	1,162,785	1,162,785
TOTAL INVESTMENT SECURITIES — 99.0% (Cost $61,482,391)		63,686,465
OTHER ASSETS AND LIABILITIES — 1.0%		647,509
TOTAL NET ASSETS — 100.0%		$64,333,974

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes	29	December 2019	$2,900,000	$3,819,844	$(2,784)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 32	Buy	(5.00)%	6/20/24	$2,772,000	$(169,652)	$(42,017)	$(211,669)

^The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
MTN	-	Medium Term Note
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $1,272,551, which represented 2.0% of total net assets.

See Notes to Financial Statements.

Statement of Assets and Liabilities

AUGUST 31, 2019
Assets
Investment securities, at value (cost of $61,482,391)	$63,686,465
Deposits with broker for futures contracts and swap agreements	124,973
Receivable for variation margin on futures contracts	2,719
Interest receivable	535,940
64,350,097

Liabilities
Payable for variation margin on swap agreements	362
Accrued management fees	15,761
16,123

Net Assets	$64,333,974

Shares outstanding (unlimited number of shares authorized)	1,252,000

Net Asset Value Per Share	$51.38

Net Assets Consist of:
Capital paid in	$61,893,355
Distributable earnings	2,440,619
$64,333,974

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED AUGUST 31, 2019
Investment Income (Loss)
Income:
Interest	$1,493,371

Expenses:
Management fees	156,455
Other expenses	136
156,591

Net investment income (loss)	1,336,780

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	93,838
Futures contract transactions	135,293
Swap agreement transactions	(96,379)
132,752

Change in net unrealized appreciation (depreciation) on:
Investments	2,492,720
Futures contracts	(2,784)
Swap agreements	(42,017)
2,447,919

Net realized and unrealized gain (loss)	2,580,671

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,917,451

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEAR ENDED AUGUST 31, 2019 AND PERIOD ENDED AUGUST 31, 2018
Increase (Decrease) in Net Assets	August 31, 2019	August 31, 2018(1)
Operations
Net investment income (loss)	$1,336,780	$241,720
Net realized gain (loss)	132,752	(65,609)
Change in net unrealized appreciation (depreciation)	2,447,919	(288,646)
Net increase (decrease) in net assets resulting from operations	3,917,451	(112,535)

Distributions to Shareholders
From earnings	(1,157,153)	(207,144)

Capital Share Transactions
Proceeds from shares sold	49,282,909	12,610,446

Net increase (decrease) in net assets	52,043,207	12,290,767

Net Assets
Beginning of period	12,290,767	—
End of period	$64,333,974	$12,290,767

Transactions in Shares of the Fund
Sold	1,000,000	252,000

(1)	January 11, 2018 (fund inception) through August 31, 2018.

See Notes to Financial Statements.

Notes to Financial Statements

AUGUST 31, 2019

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Diversified Corporate Bond ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek to provide current income. Shares of the fund are listed for trading on the NYSE Arca, Inc. The fund incepted on January 11, 2018.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses, extraordinary expenses and expenses incurred in connection with the provision of shareholder and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act, if any, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.29%. Prior to June 14, 2019, the annual management fee was 0.45%. The effective annual management fee for the period ended August 31, 2019 was 0.39%.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2019 were $23,289,423 and $13,376,847, respectively.

Securities received in-kind through subscriptions for the period ended August 31, 2019 were $38,320,528. There were no securities delivered in-kind through redemptions during the period.

5. Capital Share Transactions

The fund’s shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the fund’s shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 50,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund's distributor. The fund may issue and redeem Creation Units in return for a basket of securities (and an amount of cash) or entirely for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of Changes in Net Assets.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$62,523,680	—
Temporary Cash Investments	$1,162,785	—	—
	$1,162,785	$62,523,680	—

Liabilities
Other Financial Instruments
Futures Contracts	$2,784	—	—
Swap Agreements	—	$211,669	—
	$2,784	$211,669	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $3,436,000.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $2,300,000 futures contracts purchased and $1,116,667 futures contracts sold.

Value of Derivative Instruments as of August 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$362
Interest Rate Risk	Receivable for variation margin on futures contracts*	$2,719	Payable for variation margin on futures contracts*	—
		$2,719		$362

* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(96,379)	Change in net unrealized appreciation (depreciation) on swap agreements	$(42,017)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	135,293	Change in net unrealized appreciation (depreciation) on futures contracts	(2,784)
		$38,914		$(44,801)

8. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2019 and the period January 11, 2018 (fund inception) through August 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$1,157,153	$207,144
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$61,483,950
Gross tax appreciation of investments	$2,208,306
Gross tax depreciation of investments	(5,791)
Net tax appreciation (depreciation) of investments	2,202,515
Net tax appreciation (depreciation) on derivatives	(14,463)
Net tax appreciation (depreciation)	$2,188,052
Undistributed ordinary income	$199,517
Accumulated long-term capital gains	$53,050

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to unsettled interest on swap agreements.

9. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2019	$48.77	1.67	2.48	4.15	(1.54)	$51.38	8.70%	0.39%	3.37%	35%	$64,334
2018(4)	$50.00	0.96	(1.37)	(0.41)	(0.82)	$48.77	(0.77)%	0.45%(5)	3.09%(5)	38%	$12,291

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Excludes securities received or delivered in-kind.

(4)	January 11, 2018 (fund inception) through August 31, 2018.

(5)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of American Century ETF Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century Diversified Corporate Bond ETF, one of the funds constituting the American Century ETF Trust (the “Fund”), as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended August 31, 2019 and the period from January 11, 2018 (fund inception) through August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended August 31, 2019 and the period from January 11, 2018 (fund inception) through August 31, 2018, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 18, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

23

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	5	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	49	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	5	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	72	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012 to 2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel and Vice President since 2017
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

26

Approval of Management Agreement

At a meeting held on June 13, 2019, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•	the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Trustees held one in-person meeting to review and discuss the information provided. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the

27

Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The Fund’s performance reviewed by the Board was below its benchmark. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

28

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was slightly above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. At the request of the Advisor, the Board approved a permanent management fee reduction for the Fund from 0.45% per year to 0.29%. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Trustees also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of March 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.

Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Advisor informed the Trustees that, other than compensation to the Fund’s distributor and transfer agent, the Advisor was not then making payments to intermediaries related to fund distribution or shareholder services.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the

29

potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund's Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, the fund hereby designates $1,055,135, or up to the maximum amount allowable, of ordinary income distributions as qualified interest income for the fiscal year ended August 31, 2019.

32

Contact Us	americancenturyetfs.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-95461 1910

Annual Report

August 31, 2019

American Century® Diversified Municipal Bond ETF (TAXF)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancenturyetfs.com.

Backdrop Favored Bonds

Most broad U.S. fixed-income indices ended the period with robust returns, bolstered by a sharp decline in U.S. Treasury yields. However, U.S. and other developed markets stocks delivered notably weaker results, largely due to a global sell-off among equities in late 2018. Although most stock indices rebounded strongly in 2019, their late-2018 losses weighed on results for the entire reporting period.

Fed’s Flip Fueled Investor Optimism

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September, the Fed hiked again in December and delivered a surprisingly bullish rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove Treasury yields lower and benefited bonds.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth data, trade issues, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of August 31, 2019
	Since Inception	Inception Date
Net Asset Value	9.42%	9/10/2018
Market Price	9.48%	9/10/2018
S&P National AMT-Free Municipal Bond Index	8.88%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 10, 2018

Value on August 31, 2019
Net Asset Value — $10,942

S&P National AMT-Free Municipal Bond Index — $10,888

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Steven Permut, Joseph Gotelli and Alan Kruss

Fund Strategy

American Century Diversified Municipal Bond ETF seeks to provide consistent tax-free income. As an actively managed ETF that does not seek to replicate the performance of a specific index, the fund employs a research-driven process to select holdings. The fund draws from across the municipal bond (muni) universe and adjusts exposure depending on prevailing market conditions. We dynamically allocate holdings to investment-grade issues and may include an allocation to high-yield issues when the risk/reward balance is attractive. In selecting securities, we employ an active, time-tested process designed to identify attractive issues with low default risk, aiming to align risk exposures with our highest-conviction ideas.

Performance Review

For the period from the fund’s inception on September 10, 2018, through the fund’s fiscal year-end on August 31, 2019, the fund returned 9.48%* on a market price basis. On a net asset value (NAV) basis, the fund returned 9.42%. For the same time period, the S&P National AMT-Free Municipal Bond Index, the fund’s benchmark index, returned 8.88%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Declining Rates and Duration Positioning Aided Performance

Although Treasury yields declined sharply for the 12-month period, they started the period on the upswing. Additionally, the Federal Reserve (Fed) continued to tighten monetary policy, hiking the federal funds rate target in September and December. Sentiment shifted dramatically in early 2019, as the Fed halted its rate-hike campaign amid moderating global growth and inflation. By July, global growth and inflation concerns prompted the Fed to cut its short-term rate target by 25 basis points, the Fed’s first easing move in 10 years. Treasury yields, which started declining in late 2018, continued to fall through the end of the reporting period.

These dynamics, combined with a favorable supply/demand backdrop in the muni sector and solid fundamentals, aided the fund’s performance. Muni yields generally tracked Treasury yields lower, contributing to price appreciation among munis.

The fund’s duration positioning, which was longer than the benchmark’s, aided relative performance. Early in the reporting period, our duration stance detracted from performance, as Treasury yields climbed higher. However, yields quickly reversed course and ended the reporting period significantly lower than they were in late 2018. In this declining-rate environment, longer-duration securities and strategies outperformed shorter-duration securities and strategies.

Lower-Quality Securities, Sector Selections Contributed to Returns

Throughout the reporting period, we maintained an overweight position relative to the benchmark in lower-quality investment-grade munis. We also maintained a significant allocation to high-yield munis, which are not represented in the benchmark. At the end of the period, approximately 21% of the fund was invested in below-investment-grade munis.

* Total returns for periods less than one year are not annualized.

4

Early in the period, our high-yield allocation weighed on results, as risk-on investing remained out of favor. However, the high-yield sector rebounded in 2019, and our allocation was a significant contributor to performance. Similarly, our overweight to lower-quality investment-grade munis (those with BBB credit ratings) aided fund performance.

Solid returns across several muni sectors also contributed to fund performance. Specifically, our holdings in the special tax, corporate-backed, hospital and tobacco settlement sectors, which are not represented in the benchmark, posted strong total returns. In addition, fund holdings in state general obligation bonds aided performance.

Portfolio Positioning

Going forward, we will continue to rely on our research-driven process to uncover attractive opportunities across the muni market. The global trends of easing monetary policy and lower interest rates should drive continued search for yield and income among investors. We expect current muni market fundamentals and the prevailing interest rate environment will continue to support the broad asset class.

In terms of sector positioning, we will continue to look for opportunities in several non-benchmark sectors, including special tax, corporate-backed and hospitals. In terms of quality, we expect to maintain a notable weighting in high-yield munis. The extent of our position will depend on high-yield valuation levels and our identification of security-specific opportunities. We also expect to maintain the fund’s duration range slightly longer than that of the benchmark.

5

Fund Characteristics

AUGUST 31, 2019

Portfolio at a Glance
Weighted Average Life to Maturity	12.4 years
Average Duration (Modified)	5.4 years

Top Five States and Territories	% of net assets
Illinois	14.6%
New Jersey	8.3%
Florida	8.2%
Arizona	7.8%
Washington	6.0%

Top Five Sectors	% of fund investments
General Obligation (GO) - State	17%
Corporate Municipal	14%
Special Tax	13%
Toll Facilities	7%
Hospital	7%

Types of Investments in Portfolio	% of net assets
Municipal Securities	98.9%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	1.0%

6

Frequency Distributions of Premiums and Discounts

The Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the market price for the fund was at a premium or discount to the daily net asset value (NAV). Shareholders may pay more than NAV when they buy fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented reflect past performance. Past performance is no guarantee of future results. The following table represents the period September 12, 2018 (commencement of trading) through August 31, 2019.

Premium/Discount Range (%)	Number of Days Market Price Above or Equal to NAV	Number of Days Market Price Below NAV
0% - 0.49%	204	40
0.50% - 0.99%	—	—
1.00% - 1.99%	—	—
> 2.00%	—	—
Total	204	40

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2019 to August 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period(1) 3/1/19 - 8/31/19	Annualized Expense Ratio(1)
Actual	$1,000	$1,073.90	$1.52	0.29%
Hypothetical	$1,000	$1,023.74	$1.48	0.29%

(1)
Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

8

Schedule of Investments

AUGUST 31, 2019

	Principal Amount	Value
MUNICIPAL SECURITIES — 98.9%
Alabama — 4.2%
Black Belt Energy Gas District Rev., VRDN, 4.00%, 12/1/23	$535,000	$584,627
Southeast Alabama Gas Supply District Rev., VRDN, 4.00%, 4/1/24	395,000	433,710
Tuscaloosa County Industrial Development Authority Rev., (Hunt Refining Co.), 5.25%, 5/1/44(1)	100,000	115,652
		1,133,989
Arizona — 7.8%
Arizona Department of Transportation State Highway Fund Rev., 5.00%, 7/1/29	120,000	141,537
Arizona Industrial Development Authority Rev., (Provident Group-NCCU Properties LLC), 5.00%, 6/1/27 (BAM)	400,000	494,952
Industrial Development Authority of the City of Phoenix Rev., (Leman Academy of Excellence Obligated Group), 5.00%, 7/1/54(1)	60,000	61,667
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/38	750,000	945,060
Tempe Industrial Development Authority Rev., (Mirabella at ASU, Inc.), 4.00%, 10/1/23(1)	440,000	445,641
		2,088,857
California — 4.2%
California School Finance Authority Rev., (Inspire Charter Schools Obligated Group), 3.00%, 7/15/20(1)	500,000	500,920
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.25%, 12/1/38(1)	240,000	288,722
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/47	100,000	102,566
Golden State Tobacco Securitization Corp. Rev., 5.25%, 6/1/47	100,000	103,235
Morongo Band of Mission Indians Rev., 5.00%, 10/1/42(1)	100,000	113,909
		1,109,352
Colorado — 1.6%
City & County of Denver Rev., (United Airlines, Inc.), 5.00%, 10/1/32	180,000	198,436
Colorado Health Facilities Authority Rev., (Frasier Meadows Manor, Inc.), 5.00%, 5/15/23	100,000	110,826
Denver Urban Renewal Authority Tax Allocation, 5.25%, 12/1/39(1)	100,000	107,526
		416,788
Connecticut — 3.6%
State of Connecticut GO, 5.00%, 4/15/34	750,000	947,752
Florida — 8.2%
Florida Development Finance Corp. Rev., (Virgin Trains USA Florida LLC), VRDN, 6.50%, 1/1/29(1)	100,000	95,379
Greater Orlando Aviation Authority Rev., 5.00%, 10/1/33	180,000	221,726
Lake County Rev., (Educational Charter Foundation of Florida, Inc.), 5.00%, 1/15/39(1)	550,000	605,275
Miami-Dade County Expressway Authority Rev., 5.00%, 7/1/30	585,000	676,184
Pinellas County Industrial Development Authority Rev., (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.), 5.00%, 7/1/39	125,000	147,414

9

	Principal Amount	Value
State of Florida GO, 5.00%, 6/1/21	$420,000	$448,627
		2,194,605
Hawaii — 1.1%
City & County Honolulu Wastewater System Rev., 4.00%, 7/1/32	250,000	282,488
Illinois — 14.6%
Chicago GO, 5.00%, 1/1/40	280,000	287,120
Chicago GO, 5.50%, 1/1/49	200,000	237,534
Chicago Board of Education GO, 5.00%, 12/1/34	280,000	319,987
Chicago Board of Education GO, 5.00%, 12/1/42	60,000	63,487
Illinois Finance Authority Rev., (State of Illinois Water Revolving Fund - Clean Water Program), 5.00%, 7/1/33	750,000	974,475
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/37	325,000	384,059
State of Illinois GO, 5.00%, 11/1/21	440,000	467,038
State of Illinois GO, 5.00%, 11/1/29	180,000	209,883
State of Illinois GO, 5.00%, 10/1/30	600,000	711,150
State of Illinois GO, 5.00%, 10/1/33	200,000	234,676
		3,889,409
Iowa — 1.2%
Iowa Finance Authority Rev., (Iowa Fertilizer Co. LLC), 3.125%, 12/1/22	100,000	101,695
Iowa Finance Authority Rev., (Lifespace Communities, Inc. Obligated Group), 5.00%, 5/15/48	200,000	229,018
		330,713
Kentucky — 2.5%
Kentucky Bond Development Corp. Rev., 5.00%, 9/1/38	250,000	308,518
Kentucky Public Energy Authority Rev., VRDN, 4.00%, 1/1/25	315,000	353,143
		661,661
Louisiana — 3.0%
New Orleans Aviation Board Rev., (Parking Facilities Corp.), 5.00%, 10/1/48 (AGM)	250,000	302,472
Shreveport Water & Sewer Rev., 4.00%, 12/1/44 (AGM)	450,000	506,106
		808,578
Maryland — 4.0%
State of Maryland GO, 5.00%, 8/1/27	650,000	839,631
State of Maryland Department of Transportation Rev., 5.00%, 2/1/22	200,000	218,816
		1,058,447
Michigan — 2.6%
Detroit Downtown Development Authority Tax Allocation, 5.00%, 7/1/23 (AGM)	350,000	395,626
Michigan Finance Authority Rev., (Trinity Health Corp. Obligated Group), 5.00%, 12/1/47	280,000	306,704
		702,330
Nebraska — 0.8%
Omaha Public Power District Rev., 5.00%, 2/1/23	200,000	226,312
Nevada — 2.1%
Clark County Department of Aviation Rev., 5.00%, 7/1/21	140,000	149,520
State of Nevada Highway Improvement Rev., 4.00%, 12/1/33	350,000	408,986
		558,506

10

	Principal Amount	Value
New Jersey — 8.3%
New Jersey Economic Development Authority Rev., 5.50%, 6/15/30	$260,000	$315,778
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/22	440,000	482,451
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/28	250,000	313,020
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/32	350,000	424,791
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/33	150,000	181,296
New Jersey Turnpike Authority Rev., 5.00%, 1/1/48	150,000	186,558
Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/46	280,000	313,617
		2,217,511
New Mexico — 2.6%
New Mexico Hospital Equipment Loan Council Rev., (Haverland Carter Lifestyle Obligated Group), 2.25%, 7/1/23	100,000	100,231
New Mexico Municipal Energy Acquisition Authority Rev., VRDN, 5.00%, 5/1/25 (LIQ FAC: Royal Bank of Canada)	500,000	592,410
		692,641
New York — 4.9%
New York Liberty Development Corp. Rev., (3 World Trade Center LLC), 5.00%, 11/15/44(1)	180,000	199,942
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters LLC), 5.25%, 10/1/35	290,000	403,706
New York Transportation Development Corp. Rev., (American Airlines, Inc.), 5.00%, 8/1/26 (GA: American Airlines Group)	655,000	694,326
		1,297,974
North Carolina — 1.2%
State of North Carolina Rev., 5.00%, 3/1/34	250,000	321,035
Ohio — 2.9%
Buckeye Tobacco Settlement Financing Authority Rev., 5.125%, 6/1/24	245,000	245,005
Cuyahoga County Rev., (MetroHealth System), 5.00%, 2/15/42	360,000	413,305
Ohio Higher Educational Facility Commission Rev., (Cleveland Institute of Art), 5.50%, 12/1/53	100,000	112,972
		771,282
Oregon — 0.4%
Clackamas County Hospital Facility Authority Rev., (Willamette View, Inc.), 5.00%, 11/15/47	100,000	114,952
Pennsylvania — 3.9%
Commonwealth Financing Authority Rev., 5.00%, 6/1/25	35,000	41,745
Pennsylvania GO, 5.00%, 7/1/20	400,000	412,904
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/46	180,000	212,029
School District of Philadelphia GO, 5.00%, 9/1/20	350,000	362,859
		1,029,537
Tennessee — 0.4%
Tennessee Energy Acquisition Corp. Rev., VRDN, 4.00%, 11/1/25	85,000	95,561
Texas — 5.1%
Arlington Higher Education Finance Corp. Rev., (Great Hearts America - Texas), 4.00%, 8/15/32 (PSF-GTD)	100,000	118,701
Clifton Higher Education Finance Corp. Rev., (International American Education Federation, Inc.), 6.125%, 8/15/48	50,000	56,362

11

	Principal Amount/Shares	Value
New Hope Cultural Education Facilities Finance Corp. Rev., (CHF-Collegiate Housing Island Campus LLC), 5.00%, 4/1/27	$40,000	$44,129
North Texas Tollway Authority Rev., (North Texas Tollway System), 5.00%, 1/1/26	420,000	486,809
University of Texas System Rev., 5.00%, 8/15/34	500,000	658,990
		1,364,991
Virginia — 0.8%
Peninsula Town Center Community Development Authority Special Assessment, 5.00%, 9/1/45(1)	200,000	223,212
Washington — 6.0%
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/35	365,000	475,660
State of Washington GO, 5.25%, 2/1/22	375,000	412,504
Washington Health Care Facilities Authority Rev., (Providence State Joseph Health Obligated Group), 5.00%, 10/1/33	650,000	719,596
		1,607,760
Wisconsin — 0.9%
Public Finance Authority Rev., (Bancroft Neurohealth Obligated Group), 5.125%, 6/1/48(1)	25,000	26,906
Public Finance Authority Rev., (CHF-Wilmington LLC), 5.00%, 7/1/31 (AGM)	75,000	92,786
Public Finance Authority Rev., (Guilford College), 5.00%, 1/1/38	105,000	120,414
		240,106
TOTAL MUNICIPAL SECURITIES (Cost $25,151,796)		26,386,349
TEMPORARY CASH INVESTMENTS — 0.1%
Morgan Stanley Institutional Liquidity Funds Tax-Exempt Portfolio, Institutional Share Class (Cost $35,773)	35,773	35,773
TOTAL INVESTMENT SECURITIES — 99.0% (Cost $25,187,569)		26,422,122
OTHER ASSETS AND LIABILITIES — 1.0%		261,493
TOTAL NET ASSETS — 100.0%		$26,683,615

NOTES TO SCHEDULE OF INVESTMENTS
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
GA	-	Guaranty Agreement
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
PSF-GTD	-	Permanent School Fund Guaranteed
VRDN	-
Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $2,784,751, which represented 10.4% of total net assets.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

AUGUST 31, 2019
Assets
Investment securities, at value (cost of $25,187,569)	$26,422,122
Interest receivable	268,024
26,690,146

Liabilities
Accrued management fees	6,531

Net Assets	$26,683,615

Shares outstanding (unlimited number of shares authorized)	500,000

Net Asset Value Per Share	$53.37

Net Assets Consist of:
Capital paid in	$25,403,826
Distributable earnings	1,279,789
$26,683,615

See Notes to Financial Statements.

13

Statement of Operations

FOR THE PERIOD ENDED AUGUST 31, 2019(1)
Investment Income (Loss)
Income:
Interest	$492,976

Expenses:
Management fees	47,265

Net investment income (loss)	445,711

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,963)
Futures contract transactions	(9,502)
(12,465)

Change in net unrealized appreciation (depreciation) on investments	1,234,553

Net realized and unrealized gain (loss)	1,222,088

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,667,799

(1)	September 10, 2018 (fund inception) through August 31, 2019.

See Notes to Financial Statements.

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Statement of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2019(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$445,711
Net realized gain (loss)	(12,465)
Change in net unrealized appreciation (depreciation)	1,234,553
Net increase (decrease) in net assets resulting from operations	1,667,799

Distributions to Shareholders
From earnings	(388,010)

Capital Share Transactions
Proceeds from shares sold	25,403,826

Net increase (decrease) in net assets	26,683,615

Net Assets
End of period	$26,683,615

Transactions in Shares of the Fund
Sold	500,000

(1)	September 10, 2018 (fund inception) through August 31, 2019.

See Notes to Financial Statements.

15

Notes to Financial Statements

AUGUST 31, 2019

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Diversified Municipal Bond ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek current income that is exempt from federal income tax. Shares of the fund are listed for trading on the NYSE Arca, Inc. The fund incepted on September 10, 2018.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Municipal securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

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Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses, extraordinary expenses and expenses incurred in connection with the provision of shareholder and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act, if any, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.29%.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2019 were $18,995,164 and $3,012,681, respectively.

Securities received in-kind through subscriptions for the period ended August 31, 2019 were $9,375,268. There were no securities delivered in-kind through redemptions during the period.

5. Capital Share Transactions

The fund’s shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the fund’s shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 50,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund's distributor. The fund may issue and redeem Creation Units in return for a basket of securities (and an amount of cash) or entirely for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of Changes in Net Assets.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Municipal Securities	—	$26,386,349	—
Temporary Cash Investments	$35,773	—	—
	$35,773	$26,386,349	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $200,000 futures contracts sold.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the period from September 10, 2018 (fund inception) through August 31, 2019, the effect of interest rate risk derivative instruments on the Statement of Operations was $(9,502) in net realized gain loss on futures contract transactions.

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8. Federal Tax Information

The tax character of distributions paid during the period September 10, 2018 (fund inception) through August 31, 2019 were as follows:

2019
Distributions Paid From
Exempt income	$388,010

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$25,187,581
Gross tax appreciation of investments	$1,234,541
Gross tax depreciation of investments	—
Net tax appreciation (depreciation) of investments	$1,234,541
Undistributed exempt income	$57,701
Accumulated short-term capital losses	$(6,752)
Accumulated long-term capital losses	$(5,701)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2019(4)	$50.00	1.36	3.26	4.62	(1.25)	$53.37	9.42%	0.29%(5)	2.74%(5)	19%	$26,684

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Excludes securities received or delivered in-kind.

(4)	September 10, 2018 (fund inception) through August 31, 2019.

(5)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of American Century ETF Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century Diversified Municipal Bond ETF, one of the funds constituting the American Century ETF Trust (the “Fund”), as of August 31, 2019, and the related statements of operations, changes in net assets, and the financial highlights for the period from September 10, 2018 (fund inception) through August 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations, the changes in its net assets, and the financial highlights for the period from September 10, 2018 (fund inception) through August 31, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 18, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	5	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	49	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	5	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	72	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

23

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012 to 2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel and Vice President since 2017
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

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Approval of Management Agreement

At a meeting held on June 13, 2019, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•	the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Trustees held one in-person meeting to review and discuss the information provided. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the

25

Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The Fund’s performance reviewed by the Board was below its benchmark. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

26

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Trustees also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of March 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.

Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Advisor informed the Trustees that, other than compensation to the Fund’s distributor and transfer agent, the Advisor was not then making payments to intermediaries related to fund distribution or shareholder services.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that

27

could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund's Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $388,010 as exempt interest dividends for the fiscal year ended August 31, 2019.

30

Notes

31

Notes

32

Contact Us	americancenturyetfs.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-95462 1910

Annual Report

August 31, 2019

American Century® STOXX® U.S. Quality Growth ETF (QGRO)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

The iSTOXX American Century USA Quality Growth Index is the intellectual property (including registered trademarks) of STOXX Limited, Zurich, Switzerland (“STOXX”), Deutsche Börse Group or their licensors, which is used under license. American Century STOXX U.S. Quality Growth ETF is neither sponsored nor promoted, distributed or in any other manner supported by STOXX, Deutsche Börse Group or their licensors, research partners or data providers and STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, and exclude any liability (whether in negligence or otherwise) with respect thereto generally or specifically in relation to any errors, omissions or interruptions in the iSTOXX American Century USA Quality Growth Index or its data.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancenturyetfs.com.

Backdrop Favored Bonds

Most broad U.S. fixed-income indices ended the period with robust returns, bolstered by a sharp decline in U.S. Treasury yields. However, U.S. and other developed markets stocks delivered notably weaker results, largely due to a global sell-off among equities in late 2018. Although most stock indices rebounded strongly in 2019, their late-2018 losses weighed on results for the entire reporting period.

Fed’s Flip Fueled Investor Optimism

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September, the Fed hiked again in December and delivered a surprisingly bullish rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove Treasury yields lower and benefited bonds.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth data, trade issues, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of August 31, 2019
	Since Inception	Inception Date
Net Asset Value	4.57%	9/10/2018
Market Price	4.57%	9/10/2018
iSTOXX® American Century USA Quality Growth Index	4.86%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 10, 2018

Value on August 31, 2019
Net Asset Value — $10,457

iSTOXX® American Century USA Quality Growth Index — $10,486

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Peruvemba Satish and Rene Casis

Fund Strategy

American Century STOXX®  U.S. Quality Growth ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the iSTOXX® American Century USA Quality Growth Index (the underlying index). Under normal market conditions, the fund invests at least 80% of its assets in the component securities of the underlying index.

The STOXX® USA 900 Index, which consists of the 900 largest publicly traded U.S. equity securities, defines the universe we use to create the underlying index. The index is designed to measure the performance of securities in the universe and identify those that exhibit higher growth and quality characteristics relative to their peers. Though component securities of the underlying index may change from time to time, the index typically consists of 150 to 250 securities.

Performance Review

For the period from American Century STOXX® U.S. Quality Growth ETF’s inception on September 10, 2018, through the fund’s fiscal year-end on August 31, 2019, the fund returned 4.57%* on a market price basis. On a net asset value (NAV) basis, the fund returned 4.57%. For the same time period, the underlying index returned 4.86%. The fund fully replicated the underlying index’s components during the reporting period. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

For the same time period, the fund underperformed market-capitalization-weighted growth strategies, as measured by the Russell 1000 Growth Index (growth index), which returned 5.70%. The growth index is an unmanaged index generally representative of the performance of U.S. large-cap growth stocks. The fund’s underperformance versus the growth index was largely due to the different compositions of the fund and the growth index. Specifically, the fund tracks the underlying index, which is designed to measure the performance of securities in the universe and identify those that exhibit higher growth and quality characteristics relative to their peers. This approach led to underperformance versus the growth index, which selects and weights growth stocks based on market capitalization.

From a broad perspective, stock selection in the information technology, health care, energy and consumer staples sectors detracted from performance versus the growth index. An overweight allocation to energy and an underweight to real estate also hampered performance. Stock choices in the consumer discretionary and financials sectors benefited the fund’s relative performance, as did an allocation to utilities, which are not represented in the growth index.

The fund’s allocation closed the year with bias toward high growth with a 65% weight in high growth and 35% weight in stable growth. The model went to equal weighting in April but reverted to high growth in May. Allocations are rebalanced monthly, based on a strategy informed by recent risk-adjusted performance.

*Total returns for periods less than one year are not annualized.

4

Fund Characteristics

AUGUST 31, 2019

Top Ten Holdings	% of net assets
Intuit, Inc.	3.6%
Vertex Pharmaceuticals, Inc.	3.4%
Amazon.com, Inc.	2.4%
Zoetis, Inc.	2.4%
Adobe, Inc.	2.3%
American Tower Corp.	2.3%
ServiceNow, Inc.	2.2%
IDEXX Laboratories, Inc.	2.1%
Align Technology, Inc.	2.1%
Fortinet, Inc.	1.9%

Top Five Industries	% of net assets
Software	21.4%
IT Services	7.6%
Semiconductors and Semiconductor Equipment	7.3%
Biotechnology	6.8%
Health Care Equipment and Supplies	5.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	0.1%

5

Frequency Distributions of Premiums and Discounts

The Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the market price for the fund was at a premium or discount to the daily net asset value (NAV). Shareholders may pay more than NAV when they buy fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented reflect past performance. Past performance is no guarantee of future results. The following table represents the period September 12, 2018 (commencement of trading) through August 31, 2019.

Premium/Discount Range (%)	Number of Days Market Price Above or Equal to NAV	Number of Days Market Price Below NAV
0% - 0.49%	178	66
0.50% - 0.99%	—	—
1.00% - 1.99%	—	—
> 2.00%	—	—
Total	178	66

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2019 to August 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period(1) 3/1/19 - 8/31/19	Annualized Expense Ratio(1)
Actual	$1,000	$1,055.50	$1.50	0.29%
Hypothetical	$1,000	$1,023.74	$1.48	0.29%

(1)
Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

AUGUST 31, 2019

	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense — 0.2%
HEICO Corp., Class A	315	$34,763
Air Freight and Logistics — 1.3%
CH Robinson Worldwide, Inc.	1,848	156,138
Expeditors International of Washington, Inc.	273	19,410
XPO Logistics, Inc.(1)	1,659	117,557
		293,105
Airlines — 3.2%
Alaska Air Group, Inc.	336	20,066
Delta Air Lines, Inc.	4,074	235,722
JetBlue Airways Corp.(1)	1,113	19,277
Southwest Airlines Co.	4,536	237,323
United Airlines Holdings, Inc.(1)	2,289	192,986
		705,374
Beverages — 0.3%
Monster Beverage Corp.(1)	966	56,675
Biotechnology — 6.8%
Biogen, Inc.(1)	1,197	263,041
Exelixis, Inc.(1)	7,644	151,734
Incyte Corp.(1)	420	34,364
Ionis Pharmaceuticals, Inc.(1)	525	33,185
Neurocrine Biosciences, Inc.(1)	357	35,493
Regeneron Pharmaceuticals, Inc.(1)	798	231,460
Vertex Pharmaceuticals, Inc.(1)	4,095	737,182
		1,486,459
Building Products — 0.3%
Allegion plc	210	20,217
Armstrong World Industries, Inc.	378	36,088
Masco Corp.	483	19,672
		75,977
Capital Markets — 4.4%
Eaton Vance Corp.	483	20,827
FactSet Research Systems, Inc.	63	17,142
LPL Financial Holdings, Inc.	1,533	114,898
MarketAxess Holdings, Inc.	903	359,051
Moody's Corp.	252	54,326
MSCI, Inc.	1,617	379,397
SEI Investments Co.	357	20,531
		966,172
Chemicals — 0.7%
Air Products & Chemicals, Inc.	168	37,955
Celanese Corp.	189	21,427

8

	Shares	Value
Ecolab, Inc.	168	$34,660
Scotts Miracle-Gro Co. (The)	525	55,818
		149,860
Commercial Services and Supplies — 0.3%
Cintas Corp.	126	33,239
Copart, Inc.(1)	483	36,413
		69,652
Communications Equipment — 1.4%
Arista Networks, Inc.(1)	1,218	276,023
Ciena Corp.(1)	483	19,770
Cisco Systems, Inc.	378	17,694
		313,487
Construction Materials — 0.9%
Martin Marietta Materials, Inc.	147	37,304
Vulcan Materials Co.	1,176	166,110
		203,414
Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions, Inc.(1)	210	34,660
Electric Utilities — 1.1%
Evergy, Inc.	1,449	94,185
IDACORP, Inc.	336	36,896
NextEra Energy, Inc.	168	36,806
Portland General Electric Co.	1,470	83,628
		251,515
Electrical Equipment — 0.2%
Acuity Brands, Inc.	168	21,069
Rockwell Automation, Inc.	126	19,251
		40,320
Electronic Equipment, Instruments and Components — 0.4%
CDW Corp.	483	55,787
TE Connectivity Ltd.	210	19,156
Zebra Technologies Corp., Class A(1)	105	21,528
		96,471
Entertainment — 0.4%
Electronic Arts, Inc.(1)	210	19,672
Take-Two Interactive Software, Inc.(1)	273	36,028
Zynga, Inc., Class A(1)	6,342	36,213
		91,913
Equity Real Estate Investment Trusts (REITs) — 2.7%
American Tower Corp.	2,163	497,901
Crown Castle International Corp.	231	33,534
Equinix, Inc.	63	35,046
Lamar Advertising Co., Class A	252	19,316
		585,797
Food and Staples Retailing — 0.3%
Performance Food Group Co.(1)	1,176	55,025

9

	Shares	Value
Sysco Corp.	252	$18,731
		73,756
Health Care Equipment and Supplies — 5.4%
ABIOMED, Inc.(1)	294	56,762
Align Technology, Inc.(1)	2,499	457,592
Edwards Lifesciences Corp.(1)	168	37,269
IDEXX Laboratories, Inc.(1)	1,596	462,425
Integra LifeSciences Holdings Corp.(1)	588	35,292
Intuitive Surgical, Inc.(1)	63	32,214
Masimo Corp.(1)	231	35,401
Stryker Corp.	168	37,071
West Pharmaceutical Services, Inc.	252	36,656
		1,190,682
Health Care Providers and Services — 0.9%
Chemed Corp.	126	54,108
Encompass Health Corp.	315	19,149
HCA Healthcare, Inc.	168	20,194
HealthEquity, Inc.(1)	1,218	72,301
Humana, Inc.	126	35,684
		201,436
Health Care Technology — 1.7%
Cerner Corp.	273	18,812
Veeva Systems, Inc., Class A(1)	2,184	350,270
		369,082
Hotels, Restaurants and Leisure — 3.6%
Chipotle Mexican Grill, Inc.(1)	405	339,560
Darden Restaurants, Inc.	168	20,325
Hilton Worldwide Holdings, Inc.	378	34,916
Planet Fitness, Inc., Class A(1)	525	37,070
Starbucks Corp.	3,150	304,164
Texas Roadhouse, Inc.	378	19,452
Wendy's Co. (The)	1,659	36,498
		791,985
Household Durables — 0.1%
NVR, Inc.(1)	6	21,594
Industrial Conglomerates — 0.1%
Carlisle Cos., Inc.	147	21,309
Insurance — 0.2%
Aon plc	189	36,827
Interactive Media and Services — 2.5%
Alphabet, Inc., Class C(1)	105	124,750
Facebook, Inc., Class A(1)	1,680	311,926
IAC/InterActiveCorp(1)	210	53,474
Twitter, Inc.(1)	1,323	56,426
		546,576
Internet and Direct Marketing Retail — 4.8%
Amazon.com, Inc.(1)	292	518,677

10

	Shares	Value
Booking Holdings, Inc.(1)	10	$19,664
eBay, Inc.	5,817	234,367
Etsy, Inc.(1)	4,326	228,369
Expedia Group, Inc.	420	54,642
		1,055,719
IT Services — 7.6%
Accenture plc, Class A	105	20,808
Akamai Technologies, Inc.(1)	210	18,717
Automatic Data Processing, Inc.	210	35,666
Booz Allen Hamilton Holding Corp.	735	55,500
EPAM Systems, Inc.(1)	1,512	289,291
Euronet Worldwide, Inc.(1)	231	35,375
FleetCor Technologies, Inc.(1)	126	37,599
Global Payments, Inc.	231	38,341
Leidos Holdings, Inc.	231	20,180
MasterCard, Inc., Class A	924	259,986
MAXIMUS, Inc.	252	19,389
Pagseguro Digital Ltd., Class A(1)	714	35,672
PayPal Holdings, Inc.(1)	336	36,641
Square, Inc., Class A(1)	6,783	419,461
Visa, Inc., Class A	756	136,700
Wix.com Ltd.(1)	1,449	203,222
		1,662,548
Leisure Products — 0.2%
Hasbro, Inc.	336	37,118
Life Sciences Tools and Services — 1.5%
Bio-Rad Laboratories, Inc., Class A(1)	630	212,757
Illumina, Inc.(1)	126	35,449
Mettler-Toledo International, Inc.(1)	63	41,378
PRA Health Sciences, Inc.(1)	378	37,361
		326,945
Machinery — 0.9%
AGCO Corp.	294	20,321
Allison Transmission Holdings, Inc.	1,785	79,308
Crane Co.	252	19,213
Graco, Inc.	441	20,096
Illinois Tool Works, Inc.	126	18,882
Lincoln Electric Holdings, Inc.	231	19,071
Oshkosh Corp.	294	20,660
		197,551
Media — 0.2%
Cable One, Inc.	28	36,333
Metals and Mining — 0.2%
Royal Gold, Inc.	273	36,413
Multi-Utilities — 0.2%
WEC Energy Group, Inc.	378	36,201

11

	Shares	Value
Multiline Retail — 0.3%
Ollie's Bargain Outlet Holdings, Inc.(1)	903	$50,071
Target Corp.	189	20,231
		70,302
Oil, Gas and Consumable Fuels — 1.7%
Chevron Corp.	819	96,413
EOG Resources, Inc.	756	56,088
Exxon Mobil Corp.	798	54,647
ONEOK, Inc.	2,352	167,650
		374,798
Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	168	33,262
Pharmaceuticals — 4.0%
Bristol-Myers Squibb Co.	3,864	185,742
Catalent, Inc.(1)	651	34,334
Eli Lilly & Co.	1,155	130,480
Merck & Co., Inc.	231	19,975
Zoetis, Inc.	4,095	517,690
		888,221
Professional Services — 0.9%
CoStar Group, Inc.(1)	63	38,737
Insperity, Inc.	1,134	112,334
Robert Half International, Inc.	357	19,089
TransUnion	420	35,133
		205,293
Real Estate Management and Development — 0.1%
CBRE Group, Inc., Class A(1)	378	19,758
Road and Rail — 0.8%
Landstar System, Inc.	357	39,813
Old Dominion Freight Line, Inc.	882	144,436
		184,249
Semiconductors and Semiconductor Equipment — 7.3%
Applied Materials, Inc.	5,040	242,021
Cree, Inc.(1)	819	35,160
Entegris, Inc.	1,323	56,664
First Solar, Inc.(1)	567	35,194
KLA Corp.	126	18,635
Lam Research Corp.	1,134	238,718
Maxim Integrated Products, Inc.	357	19,471
Mellanox Technologies Ltd.(1)	1,050	112,403
Micron Technology, Inc.(1)	441	19,964
Monolithic Power Systems, Inc.	231	34,779
NVIDIA Corp.	336	56,283
QUALCOMM, Inc.	252	19,598
Skyworks Solutions, Inc.	252	18,968
Teradyne, Inc.	2,919	154,620
Texas Instruments, Inc.	1,953	241,684

12

	Shares	Value
Universal Display Corp.	1,386	$284,781
Xilinx, Inc.	189	19,667
		1,608,610
Software — 21.4%
Adobe, Inc.(1)	1,785	507,850
Alteryx, Inc., Class A(1)	252	35,897
Aspen Technology, Inc.(1)	147	19,580
Atlassian Corp. plc, Class A(1)	2,478	333,316
Cadence Design Systems, Inc.(1)	273	18,695
Check Point Software Technologies Ltd.(1)	189	20,355
Citrix Systems, Inc.	1,659	154,254
Coupa Software, Inc.(1)	1,470	204,227
CyberArk Software Ltd.(1)	609	68,415
Dropbox, Inc., Class A(1)	2,016	36,087
Fair Isaac Corp.(1)	105	37,036
Fortinet, Inc.(1)	5,376	425,672
HubSpot, Inc.(1)	1,050	209,664
Intuit, Inc.	2,709	781,167
Microsoft Corp.	399	55,006
Oracle Corp. (New York)	357	18,586
Palo Alto Networks, Inc.(1)	168	34,208
Paycom Software, Inc.(1)	1,134	283,636
Proofpoint, Inc.(1)	1,848	209,951
RealPage, Inc.(1)	567	36,101
RingCentral, Inc., Class A(1)	273	38,529
salesforce.com, Inc.(1)	2,058	321,192
ServiceNow, Inc.(1)	1,869	489,379
Trade Desk, Inc. (The), Class A(1)	1,134	278,703
Tyler Technologies, Inc.(1)	147	37,711
VMware, Inc., Class A	147	20,792
Workday, Inc., Class A(1)	189	33,506
		4,709,515
Specialty Retail — 3.4%
Best Buy Co., Inc.	1,701	108,269
Burlington Stores, Inc.(1)	315	63,784
Five Below, Inc.(1)	1,239	152,236
Home Depot, Inc. (The)	84	19,144
Lowe's Cos., Inc.	189	21,206
O'Reilly Automotive, Inc.(1)	147	56,413
Ross Stores, Inc.	189	20,036
TJX Cos., Inc. (The)	357	19,624
Tractor Supply Co.	189	19,255
Ulta Beauty, Inc.(1)	1,134	269,586
		749,553
Technology Hardware, Storage and Peripherals — 0.8%
Apple, Inc.	84	17,534

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	Shares	Value
NetApp, Inc.	3,276	$157,445
		174,979
Textiles, Apparel and Luxury Goods — 2.6%
Carter's, Inc.	210	19,211
Deckers Outdoor Corp.(1)	231	34,061
Lululemon Athletica, Inc.(1)	2,058	380,051
NIKE, Inc., Class B	672	56,784
Skechers U.S.A., Inc., Class A(1)	1,260	39,891
Under Armour, Inc., Class A(1)	1,974	36,736
		566,734
Trading Companies and Distributors — 0.9%
W.W. Grainger, Inc.	714	195,386
Water Utilities — 0.2%
American Water Works Co., Inc.	294	37,432
TOTAL COMMON STOCKS (Cost $20,234,546)		21,915,781
TEMPORARY CASH INVESTMENTS — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $31,720)	31,720	31,720
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $20,266,266)		21,947,501
OTHER ASSETS AND LIABILITIES — 0.1%		16,765
TOTAL NET ASSETS — 100.0%		$21,964,266

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

AUGUST 31, 2019
Assets
Investment securities, at value (cost of $20,266,266)	$21,947,501
Receivable for investments sold	7,477,157
Dividends and interest receivable	12,920
29,437,578

Liabilities
Payable for investments purchased	7,468,127
Accrued management fees	5,185
7,473,312

Net Assets	$21,964,266

Shares outstanding (unlimited number of shares authorized)	525,000

Net Asset Value Per Share	$41.84

Net Assets Consist of:
Capital paid in	$20,682,293
Distributable earnings	1,281,973
$21,964,266

See Notes to Financial Statements.

15

Statement of Operations

FOR THE PERIOD ENDED AUGUST 31, 2019(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $9)	$103,439
Interest	548
103,987

Expenses:
Management fees	39,245

Net investment income (loss)	64,742

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(415,519)
Change in net unrealized appreciation (depreciation) on investments	1,681,235

Net realized and unrealized gain (loss)	1,265,716

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,330,458

(1)	September 10, 2018 (fund inception) through August 31, 2019.

See Notes to Financial Statements.

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Statement of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2019(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$64,742
Net realized gain (loss)	(415,519)
Change in net unrealized appreciation (depreciation)	1,681,235
Net increase (decrease) in net assets resulting from operations	1,330,458

Distributions to Shareholders
From earnings	(48,485)

Capital Share Transactions
Proceeds from shares sold	20,682,293

Net increase (decrease) in net assets	21,964,266

Net Assets
End of period	$21,964,266

Transactions in Shares of the Fund
Sold	525,000

(1)	September 10, 2018 (fund inception) through August 31, 2019.

See Notes to Financial Statements.

17

Notes to Financial Statements

AUGUST 31, 2019

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century STOXX® U.S. Quality Growth ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the iSTOXX® American Century USA Quality Growth Index. Shares of the fund are listed for trading on the NYSE Arca, Inc. The fund incepted on September 10, 2018.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

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Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses, extraordinary expenses and expenses incurred in connection with the provision of shareholder and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act, if any, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.29%.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2019 were $26,436,027 and $26,145,608, respectively.

Securities received in-kind through subscriptions for the period ended August 31, 2019 were $20,599,697. There were no securities delivered in-kind through redemptions during the period.

5. Capital Share Transactions

The fund’s shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the fund’s shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 25,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund's distributor. The fund will generally issue and redeem Creation Units in return for a basket of securities (and an amount of cash) that the fund specifies each day. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of Changes in Net Assets.

19

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

7. Risk Factors

The fund seeks to track an index. If the fund's index has high portfolio turnover, the fund may also have high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is not actively managed and does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the fund generally will not buy or sell securities unless they are added or removed from the index, even if the security is underperforming.

8. Federal Tax Information

The tax character of distributions paid during the period September 10, 2018 (fund inception) through August 31, 2019 were as follows:

2019
Distributions Paid From
Ordinary income	$48,485
Long-term capital gains	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

20

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$20,296,895
Gross tax appreciation of investments	$2,006,672
Gross tax depreciation of investments	(356,066)
Net tax appreciation (depreciation) of investments	$1,650,606
Undistributed ordinary income	$14,456
Accumulated short-term capital losses	$(383,089)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2019(4)	$40.15	0.18	1.64	1.82	(0.13)	$41.84	4.57%	0.29%(5)	0.48%(5)	191%	$21,964

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Excludes securities received or delivered in-kind.

(4)	September 10, 2018 (fund inception) through August 31, 2019.

(5)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of American Century ETF Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century STOXX® U.S. Quality Growth ETF, one of the funds constituting the American Century ETF Trust (the “Fund”), as of August 31, 2019, and the related statements of operations, changes in net assets, and the financial highlights for the period from September 10, 2018 (fund inception) through August 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations, the changes in its net assets, and the financial highlights for the period from September 10, 2018 (fund inception) through August 31, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 18, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	5	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	49	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	5	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	72	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

25

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012 to 2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel and Vice President since 2017
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

26

Approval of Management Agreement

At a meeting held on June 13, 2019, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•	the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Trustees held one in-person meeting to review and discuss the information provided. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the

27

Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The Fund’s performance reviewed by the Board was slightly below its benchmark. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

28

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Trustees also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of March 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.

Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Advisor informed the Trustees that, other than compensation to the Fund’s distributor and transfer agent, the Advisor was not then making payments to intermediaries related to fund distribution or shareholder services.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that

29

could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund's Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2019.

For corporate taxpayers, the fund hereby designates $48,485, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2019 as qualified for the corporate dividends received deduction.

32

Contact Us	americancenturyetfs.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-95463 1910

Annual Report

August 31, 2019

American Century® STOXX® U.S. Quality Value ETF (VALQ)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

The iSTOXX American Century USA Quality Value Index is the intellectual property (including registered trademarks) of STOXX Limited, Zurich, Switzerland (“STOXX”), Deutsche Börse Group or their licensors, which is used under license. American Century STOXX U.S. Quality Value ETF is neither sponsored nor promoted, distributed or in any other manner supported by STOXX, Deutsche Börse Group or their licensors, research partners or data providers and STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, and exclude any liability (whether in negligence or otherwise) with respect thereto generally or specifically in relation to any errors, omissions or interruptions in the iSTOXX American Century USA Quality Value Index or its data.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancenturyetfs.com.

Backdrop Favored Bonds

Most broad U.S. fixed-income indices ended the period with robust returns, bolstered by a sharp decline in U.S. Treasury yields. However, U.S. and other developed markets stocks delivered notably weaker results, largely due to a global sell-off among equities in late 2018. Although most stock indices rebounded strongly in 2019, their late-2018 losses weighed on results for the entire reporting period.

Fed’s Flip Fueled Investor Optimism

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September, the Fed hiked again in December and delivered a surprisingly bullish rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove Treasury yields lower and benefited bonds.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth data, trade issues, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of August 31, 2019
		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-3.60%	0.25%	1/11/2018
Market Price	-3.71%	0.21%	1/11/2018
iSTOXX® American Century USA Quality Value Index	-3.31%	0.51%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange.

Growth of $10,000 Over Life of Fund
$10,000 investment made January 11, 2018

Value on August 31, 2019
Net Asset Value — $10,041

iSTOXX® American Century USA Quality Value Index — $10,084

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Peruvemba Satish and Rene Casis

Fund Strategy

American Century STOXX® U.S. Quality Value ETF seeks to track the investment results (before fees and expenses) of the iSTOXX® American Century USA Quality Value Index (the underlying index). Under normal market conditions, the fund invests at least 80% of its assets in the component securities of the underlying index.

The STOXX® USA 900 Index, which consists of the 900 largest publicly traded U.S. equity securities, defines the universe we use to create the underlying index. From that universe, we use a rules-based methodology that screens and weights stocks based on fundamental measures of quality, value and income. The resulting underlying index is designed to include high-quality securities of large- and mid-cap companies that are undervalued or have sustainable income. Although component securities of the underlying index may change from time to time, the index typically consists of 200 to 300 securities.

Performance Review

For the 12-month period ended August 31, 2019, the fund returned -3.71% on a market price basis. On a net asset value (NAV) basis, the fund returned -3.60%. For the same time period, the underlying index returned -3.31%. The fund fully replicated the underlying index’s components during the reporting period. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

For the same time period, the fund underperformed market-capitalization-weighted value strategies, as measured by the Russell 1000 Value Index* (value index). The value index is an unmanaged index generally representative of the performance of U.S. large-cap value stocks. The fund’s underperformance versus the value index was largely due to the different compositions of the fund and the value index. Specifically, the fund tracks the underlying index, which pursues risk-adjusted returns by dynamically allocating among high-quality, attractively valued companies and companies offering sustainable income.

From a broad perspective, fund holdings in the consumer discretionary, information technology and health care sectors accounted for the majority of the fund’s underperformance versus the value index. From an industry perspective, security selection in the semiconductors and semiconductor equipment industry was a key detractor from relative performance. Additionally, an overweight in the biotechnology industry and an underweight in the health care equipment and supplies industry weighed on the fund’s performance compared with the value index. On the other hand, an underweight and security selection in the energy sector contributed positively to relative results. The consumer staples sector also positively impacted relative returns, stemming primarily from the fund’s holdings and relative overweight in the food products industry.

The fund’s allocation closed the 12-month period with an equal weighting to value and income. Over the course of the year, the allocation to value was as high as 80% and as low as 35%. Allocations are rebalanced monthly, based on a strategy informed by recent risk-adjusted performance.

*The Russell 1000 Value Index returns for the one year and since inception periods ended August 31, 2019 were 0.62% and 0.94%, respectively.

4

Fund Characteristics

AUGUST 31, 2019

Top Ten Holdings	% of net assets
International Business Machines Corp.	2.9%
AT&T, Inc.	2.8%
Target Corp.	2.3%
Chevron Corp.	2.0%
Kimberly-Clark Corp.	2.0%
PPL Corp.	2.0%
American Electric Power Co., Inc.	2.0%
Southern Co. (The)	2.0%
Verizon Communications, Inc.	2.0%
Procter & Gamble Co. (The)	1.9%

Top Five Industries	% of net assets
Equity Real Estate Investment Trusts (REITs)	13.4%
Electric Utilities	9.0%
Oil, Gas and Consumable Fuels	7.6%
IT Services	5.7%
Diversified Telecommunication Services	4.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

5

Frequency Distributions of Premiums and Discounts

The Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the market price for the fund was at a premium or discount to the daily net asset value (NAV). Shareholders may pay more than NAV when they buy fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented reflect past performance. Past performance is no guarantee of future results. The following table represents the period January 16, 2018 (commencement of trading) through August 31, 2019.

Premium/Discount Range (%)	Number of Days Market Price Above or Equal to NAV	Number of Days Market Price Below NAV
0% - 0.49%	338	72
0.50% - 0.99%	—	—
1.00% - 1.99%	—	—
> 2.00%	—	—
Total	338	72

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2019 to August 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period(1) 3/1/19 - 8/31/19	Annualized Expense Ratio(1)
Actual	$1,000	$1,004.10	$1.46	0.29%
Hypothetical	$1,000	$1,023.74	$1.48	0.29%

(1)
Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

AUGUST 31, 2019

	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense — 0.9%
Arconic, Inc.	1,054	$27,235
General Dynamics Corp.	155	29,647
Huntington Ingalls Industries, Inc.	124	25,916
Lockheed Martin Corp.	69	26,503
Raytheon Co.	155	28,725
Spirit AeroSystems Holdings, Inc., Class A	1,333	107,440
Textron, Inc.	589	26,505
		271,971
Air Freight and Logistics — 0.2%
United Parcel Service, Inc., Class B	651	77,248
Airlines — 1.2%
Alaska Air Group, Inc.	434	25,918
Delta Air Lines, Inc.	589	34,080
JetBlue Airways Corp.(1)	1,643	28,457
Southwest Airlines Co.	1,860	97,315
United Airlines Holdings, Inc.(1)	2,077	175,112
		360,882
Auto Components — 0.1%
Lear Corp.	248	27,840
Banks — 0.7%
Bank of America Corp.	992	27,290
Bank OZK	1,705	43,989
Comerica, Inc.	806	49,690
Fifth Third Bancorp	1,023	27,058
Popular, Inc.	496	26,075
Regions Financial Corp.	1,860	27,193
		201,295
Beverages — 0.2%
PepsiCo, Inc.	465	63,579
Biotechnology — 3.4%
AbbVie, Inc.	2,759	181,377
Amgen, Inc.	155	32,336
Biogen, Inc.(1)	589	129,433
Celgene Corp.(1)	1,612	156,041
Gilead Sciences, Inc.	7,967	506,223
Regeneron Pharmaceuticals, Inc.(1)	93	26,975
		1,032,385
Building Products — 0.4%
Fortune Brands Home & Security, Inc.	527	26,909
Owens Corning	1,426	81,795
		108,704

8

	Shares	Value
Capital Markets — 0.6%
Affiliated Managers Group, Inc.	341	$26,131
Janus Henderson Group plc	1,426	27,251
Lazard Ltd., Class A	2,852	97,938
State Street Corp.	527	27,040
		178,360
Chemicals — 1.8%
Eastman Chemical Co.	434	28,371
Huntsman Corp.	2,759	54,959
LyondellBasell Industries NV, Class A	5,983	462,964
		546,294
Commercial Services and Supplies — 0.2%
Republic Services, Inc.	310	27,667
Waste Management, Inc.	217	25,899
		53,566
Communications Equipment — 0.3%
Cisco Systems, Inc.	620	29,022
F5 Networks, Inc.(1)	217	27,934
Juniper Networks, Inc.	1,116	25,847
		82,803
Construction and Engineering — 0.2%
EMCOR Group, Inc.	310	27,106
Quanta Services, Inc.	775	26,273
		53,379
Consumer Finance — 0.2%
American Express Co.	217	26,120
Discover Financial Services	403	32,228
		58,348
Containers and Packaging — 0.5%
Packaging Corp. of America	1,240	124,719
Sonoco Products Co.	465	26,598
		151,317
Diversified Consumer Services — 0.6%
H&R Block, Inc.	7,006	169,685
Diversified Financial Services — 0.1%
Berkshire Hathaway, Inc., Class B(1)	124	25,223
Diversified Telecommunication Services — 4.8%
AT&T, Inc.	24,180	852,587
Verizon Communications, Inc.	10,230	594,977
		1,447,564
Electric Utilities — 9.0%
ALLETE, Inc.	558	47,837
Alliant Energy Corp.	1,178	61,786
American Electric Power Co., Inc.	6,696	610,340
Duke Energy Corp.	279	25,875
Edison International	372	26,884
Entergy Corp.	248	27,984

9

	Shares	Value
Evergy, Inc.	744	$48,360
FirstEnergy Corp.	1,643	75,578
IDACORP, Inc.	465	51,062
NextEra Energy, Inc.	248	54,332
Pinnacle West Capital Corp.	279	26,592
Portland General Electric Co.	6,510	370,354
PPL Corp.	20,677	611,005
Southern Co. (The)	10,447	608,642
Xcel Energy, Inc.	1,395	89,587
		2,736,218
Electrical Equipment — 0.4%
Acuity Brands, Inc.	217	27,214
Eaton Corp. plc	713	57,553
Regal Beloit Corp.	372	26,375
		111,142
Electronic Equipment, Instruments and Components — 0.4%
Avnet, Inc.	651	27,270
Corning, Inc.	1,023	28,491
Jabil, Inc.	1,953	56,266
TE Connectivity Ltd.	279	25,450
		137,477
Energy Equipment and Services — 1.2%
Schlumberger Ltd.	11,160	361,919
Entertainment — 0.3%
Cinemark Holdings, Inc.	2,480	94,637
Equity Real Estate Investment Trusts (REITs) — 13.4%
Apple Hospitality REIT, Inc.	1,674	26,667
Brixmor Property Group, Inc.	16,213	298,805
CubeSmart	6,510	233,644
Host Hotels & Resorts, Inc.	29,326	470,389
Kimco Realty Corp.	13,547	248,994
Lamar Advertising Co., Class A	5,146	394,441
Life Storage, Inc.	496	52,556
National Retail Properties, Inc.	7,161	402,090
Park Hotels & Resorts, Inc.	1,116	26,282
Public Storage	93	24,621
Ryman Hospitality Properties, Inc.	2,418	192,618
Simon Property Group, Inc.	3,565	530,971
Ventas, Inc.	6,665	489,144
VEREIT, Inc.	40,734	397,156
Weingarten Realty Investors	10,106	267,708
Welltower, Inc.	310	27,764
		4,083,850
Food and Staples Retailing — 1.3%
Kroger Co. (The)	6,572	155,625
US Foods Holding Corp.(1)	651	26,333
Walgreens Boots Alliance, Inc.	3,596	184,079

10

	Shares	Value
Walmart, Inc.	248	$28,337
		394,374
Food Products — 3.7%
Archer-Daniels-Midland Co.	682	25,950
Bunge Ltd.	7,688	410,616
Conagra Brands, Inc.	930	26,375
Flowers Foods, Inc.	11,749	267,877
General Mills, Inc.	1,395	75,051
Hershey Co. (The)	310	49,129
Ingredion, Inc.	341	26,349
Tyson Foods, Inc., Class A	2,573	239,392
		1,120,739
Gas Utilities — 0.5%
National Fuel Gas Co.	2,325	108,670
Southwest Gas Holdings, Inc.	620	56,563
		165,233
Health Care Equipment and Supplies — 0.1%
Medtronic plc	248	26,757
Health Care Providers and Services — 2.9%
Anthem, Inc.	465	121,607
Cardinal Health, Inc.	6,510	280,776
CVS Health Corp.	434	26,439
DaVita, Inc.(1)	1,426	80,383
Encompass Health Corp.	434	26,383
HCA Healthcare, Inc.	372	44,714
Laboratory Corp. of America Holdings(1)	155	25,972
McKesson Corp.	1,240	171,455
Quest Diagnostics, Inc.	248	25,388
UnitedHealth Group, Inc.	124	29,016
Universal Health Services, Inc., Class B	248	35,856
		867,989
Health Care Technology — 0.1%
Cerner Corp.	372	25,635
Hotels, Restaurants and Leisure — 2.7%
Aramark	620	25,333
Carnival Corp.	1,271	56,026
Darden Restaurants, Inc.	403	48,755
Las Vegas Sands Corp.	7,254	402,379
McDonald's Corp.	217	47,300
Royal Caribbean Cruises Ltd.	248	25,861
Six Flags Entertainment Corp.	3,317	196,267
Wyndham Destinations, Inc.	620	27,491
		829,412
Household Durables — 1.8%
Garmin Ltd.	3,782	308,498
Mohawk Industries, Inc.(1)	682	81,083
PulteGroup, Inc.	3,937	133,070

11

	Shares	Value
Whirlpool Corp.	186	$25,871
		548,522
Household Products — 4.7%
Clorox Co. (The)	1,178	186,313
Colgate-Palmolive Co.	682	50,570
Kimberly-Clark Corp.	4,340	612,417
Procter & Gamble Co. (The)	4,898	588,887
		1,438,187
Independent Power and Renewable Electricity Producers — 0.1%
NRG Energy, Inc.	744	27,082
Industrial Conglomerates — 0.3%
3M Co.	465	75,200
Honeywell International, Inc.	155	25,516
		100,716
Insurance — 1.8%
Aflac, Inc.	527	26,445
Allstate Corp. (The)	248	25,393
Everest Re Group Ltd.	93	21,937
Fidelity National Financial, Inc.	1,426	62,658
Hartford Financial Services Group, Inc. (The)	434	25,293
MetLife, Inc.	6,076	269,167
Principal Financial Group, Inc.	527	28,047
Travelers Cos., Inc. (The)	186	27,335
Unum Group	2,976	75,620
		561,895
Interactive Media and Services — 0.8%
Alphabet, Inc., Class C(1)	179	212,670
Facebook, Inc., Class A(1)	186	34,535
		247,205
IT Services — 5.7%
Accenture plc, Class A	124	24,573
Akamai Technologies, Inc.(1)	310	27,630
Amdocs Ltd.	496	32,111
CACI International, Inc., Class A(1)	124	27,564
Cognizant Technology Solutions Corp., Class A	3,069	188,406
International Business Machines Corp.	6,448	873,897
Leidos Holdings, Inc.	310	27,082
MAXIMUS, Inc.	341	26,237
Western Union Co. (The)	22,444	496,461
		1,723,961
Machinery — 0.9%
AGCO Corp.	1,178	81,423
Allison Transmission Holdings, Inc.	620	27,547
Caterpillar, Inc.	217	25,823
Cummins, Inc.	217	32,392
ITT, Inc.	465	26,468
Oshkosh Corp.	403	28,319

12

	Shares	Value
Parker-Hannifin Corp.	155	$25,694
Snap-on, Inc.	186	27,654
		275,320
Media — 2.9%
Comcast Corp., Class A	1,426	63,115
DISH Network Corp., Class A(1)	2,263	75,946
Interpublic Group of Cos., Inc. (The)	13,516	268,698
News Corp., Class A	2,294	31,543
Omnicom Group, Inc.	5,425	412,625
Tribune Media Co., Class A	558	25,992
		877,919
Metals and Mining — 0.1%
Steel Dynamics, Inc.	1,674	45,198
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust, Inc.	1,116	26,148
Multi-Utilities — 2.3%
Ameren Corp.	992	76,533
Consolidated Edison, Inc.	4,433	394,094
DTE Energy Co.	651	84,408
Public Service Enterprise Group, Inc.	434	26,244
Sempra Energy	341	48,296
WEC Energy Group, Inc.	713	68,284
		697,859
Multiline Retail — 2.8%
Kohl's Corp.	1,736	82,043
Nordstrom, Inc.	1,736	50,292
Target Corp.	6,634	710,104
		842,439
Oil, Gas and Consumable Fuels — 7.6%
Chevron Corp.	5,208	613,086
ConocoPhillips	496	25,881
Exxon Mobil Corp.	372	25,475
HollyFrontier Corp.	1,922	85,260
Occidental Petroleum Corp.	9,238	401,668
Phillips 66	5,332	525,895
Plains GP Holdings LP, Class A(1)	9,145	200,458
Valero Energy Corp.	5,642	424,730
		2,302,453
Pharmaceuticals — 4.2%
Allergan plc	992	158,442
Bristol-Myers Squibb Co.	7,657	368,072
Johnson & Johnson	1,457	187,021
Merck & Co., Inc.	868	75,056
Pfizer, Inc.	13,826	491,514
		1,280,105
Professional Services — 0.3%
ManpowerGroup, Inc.	961	78,552

13

	Shares	Value
Robert Half International, Inc.	496	$26,521
		105,073
Real Estate Management and Development — 0.1%
Jones Lang LaSalle, Inc.	217	29,089
Road and Rail — 0.3%
CSX Corp.	403	27,009
Kansas City Southern	217	27,298
Norfolk Southern Corp.	155	26,978
Union Pacific Corp.	155	25,104
		106,389
Semiconductors and Semiconductor Equipment — 2.0%
Applied Materials, Inc.	589	28,284
Cypress Semiconductor Corp.	1,147	26,393
Intel Corp.	4,588	217,517
Lam Research Corp.	124	26,103
Mellanox Technologies Ltd.(1)	248	26,548
Micron Technology, Inc.(1)	3,627	164,194
MKS Instruments, Inc.	341	26,697
Qorvo, Inc.(1)	372	26,572
QUALCOMM, Inc.	372	28,931
Skyworks Solutions, Inc.	341	25,667
		596,906
Software — 0.8%
Check Point Software Technologies Ltd.(1)	248	26,710
LogMeIn, Inc.	372	24,864
Microsoft Corp.	248	34,189
Nuance Communications, Inc.(1)	1,550	26,055
Oracle Corp. (New York)	496	25,822
Symantec Corp.	4,495	104,509
		242,149
Specialty Retail — 0.5%
Best Buy Co., Inc.	372	23,678
Foot Locker, Inc.	1,302	47,119
Gap, Inc. (The)	2,759	43,565
Williams-Sonoma, Inc.	403	26,517
		140,879
Technology Hardware, Storage and Peripherals — 3.2%
Apple, Inc.	1,147	239,425
HP, Inc.	8,804	161,025
NetApp, Inc.	2,263	108,760
Seagate Technology plc	8,990	451,388
		960,598
Textiles, Apparel and Luxury Goods — 0.7%
PVH Corp.	744	56,395
Ralph Lauren Corp.	651	57,510

14

	Shares	Value
Skechers U.S.A., Inc., Class A(1)	1,767	$55,943
Tapestry, Inc.	2,511	51,852
		221,700
Thrifts and Mortgage Finance — 0.3%
Essent Group Ltd.(1)	558	27,063
MGIC Investment Corp.	2,108	26,666
Radian Group, Inc.	1,147	25,865
		79,594
Tobacco — 1.9%
Altria Group, Inc.	558	24,407
Philip Morris International, Inc.	7,843	565,402
		589,809
Trading Companies and Distributors — 1.2%
HD Supply Holdings, Inc.(1)	682	26,536
MSC Industrial Direct Co., Inc., Class A	372	25,155
W.W. Grainger, Inc.	103	28,186
Watsco, Inc.	1,829	299,133
		379,010
TOTAL COMMON STOCKS (Cost $29,192,115)		30,312,030
TEMPORARY CASH INVESTMENTS — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $72,183)	72,183	72,183
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $29,264,298)		30,384,213
OTHER ASSETS AND LIABILITIES†		6,684
TOTAL NET ASSETS — 100.0%		$30,390,897

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

AUGUST 31, 2019
Assets
Investment securities, at value (cost of $29,264,298)	$30,384,213
Receivable for investments sold	7,980,133
Dividends and interest receivable	93,542
38,457,888

Liabilities
Payable for investments purchased	8,059,029
Accrued management fees	7,962
8,066,991

Net Assets	$30,390,897

Shares outstanding (unlimited number of shares authorized)	775,001

Net Asset Value Per Share	$39.21

Net Assets Consist of:
Capital paid in	$30,478,807
Distributable earnings	(87,910)
$30,390,897

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED AUGUST 31, 2019
Investment Income (Loss)
Income:
Dividends	$557,738
Interest	846
558,584

Expenses:
Management fees	50,240

Net investment income (loss)	508,344

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (Note 4)	(887,679)
Change in net unrealized appreciation (depreciation) on investments	842,893

Net realized and unrealized gain (loss)	(44,786)

Net Increase (Decrease) in Net Assets Resulting from Operations	$463,558

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEAR ENDED AUGUST 31, 2019 AND PERIOD ENDED AUGUST 31, 2018
Increase (Decrease) in Net Assets	August 31, 2019	August 31, 2018(1)
Operations
Net investment income (loss)	$508,344	$94,339
Net realized gain (loss)	(887,679)	(126,279)
Change in net unrealized appreciation (depreciation)	842,893	277,022
Net increase (decrease) in net assets resulting from operations	463,558	245,082

Distributions to Shareholders
From earnings	(379,921)	(64,925)

Capital Share Transactions
Proceeds from shares sold	25,969,935	7,110,593
Payments for shares redeemed	(2,953,425)	—
Net increase (decrease) in net assets from capital share transactions	23,016,510	7,110,593

Net increase (decrease) in net assets	23,100,147	7,290,750

Net Assets
Beginning of period	7,290,750	—
End of period	$30,390,897	$7,290,750

Transactions in Shares of the Fund
Sold	675,000	175,001
Redeemed	(75,000)	—
Net increase (decrease) in shares of the fund	600,000	175,001

(1)	January 11, 2018 (fund inception) through August 31, 2018.

See Notes to Financial Statements.

18

Notes to Financial Statements

AUGUST 31, 2019

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century STOXX® U.S. Quality Value ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the iSTOXX® American Century USA Quality Value Index. Shares of the fund are listed for trading on the NYSE Arca, Inc. The fund incepted on January 11, 2018.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

19

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses, extraordinary expenses and expenses incurred in connection with the provision of shareholder and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act, if any, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.29%.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2019 were $33,923,070 and $33,599,239, respectively.

Securities received or delivered in-kind through subscriptions and redemptions for the period ended August 31, 2019 were $25,877,620 and $2,938,492, respectively. The fund incurred net realized gains of $367,836 from in-kind transactions. Net realized gain (loss) on in-kind transactions are not considered taxable for federal income tax purposes.

5. Capital Share Transactions

The fund’s shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the fund’s shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 25,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund's distributor. The fund will generally issue and redeem Creation Units in return for a basket of securities (and an amount of cash) that the fund specifies each day. Investors transacting in Creation Units for cash may also

20

pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of Changes in Net Assets.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

7. Risk Factors

The fund seeks to track an index. If the fund's index has high portfolio turnover, the fund may also have high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is not actively managed and does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the fund generally will not buy or sell securities unless they are added or removed from the index, even if the security is underperforming.

8. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2019 and the period January 11, 2018 (fund inception) through August 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$379,921	$64,925
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to in-kind transactions, were made to capital paid in $351,704 and distributable earnings $(351,704).

21

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$29,445,489
Gross tax appreciation of investments	$1,499,786
Gross tax depreciation of investments	(561,062)
Net tax appreciation (depreciation) of investments	938,724
Undistributed ordinary income	$158,760
Accumulated short-term capital losses	$(1,074,793)
Accumulated long-term capital losses	$(110,601)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2019	$41.66	1.15	(2.68)	(1.53)	(0.92)	$39.21	(3.60)%	0.29%	2.94%	190%	$30,391
2018(4)	$40.37	0.55	1.11	1.66	(0.37)	$41.66	4.16%	0.29%(5)	2.17%(5)	77%	$7,291

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Excludes securities received or delivered in-kind.

(4)	January 11, 2018 (fund inception) through August 31, 2018.

(5)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of American Century ETF Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century STOXX® U.S. Quality Value ETF, one of the funds constituting the American Century ETF Trust (the “Fund”), as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended August 31, 2019 and the period from January 11, 2018 (fund inception) through August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended August 31, 2019 and the period from January 11, 2018 (fund inception) through August 31, 2018, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 18, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	5	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	49	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	5	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	72	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

26

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012 to 2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel and Vice President since 2017
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

27

Approval of Management Agreement

At a meeting held on June 13, 2019, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•	the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Trustees held one in-person meeting to review and discuss the information provided. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

28

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The Fund’s performance reviewed by the Board was below its benchmark. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

29

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Trustees also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of March 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.

Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Advisor informed the Trustees that, other than compensation to the Fund’s distributor and transfer agent, the Advisor was not then making payments to intermediaries related to fund distribution or shareholder services.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

30

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund's Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2019.

For corporate taxpayers, the fund hereby designates $379,921, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2019 as qualified for the corporate dividends received deduction.

33

Notes

34

Notes

35

Notes

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancenturyetfs.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-95460 1910

Annual Report

August 31, 2019

American Century® Quality Diversified International ETF (QINT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancenturyetfs.com.

Backdrop Favored Bonds

Most broad U.S. fixed-income indices ended the period with robust returns, bolstered by a sharp decline in U.S. Treasury yields. However, U.S. and other developed markets stocks delivered notably weaker results, largely due to a global sell-off among equities in late 2018. Although most stock indices rebounded strongly in 2019, their late-2018 losses weighed on results for the entire reporting period.

Fed’s Flip Fueled Investor Optimism

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September, the Fed hiked again in December and delivered a surprisingly bullish rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove Treasury yields lower and benefited bonds.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth data, trade issues, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of August 31, 2019
	Since Inception	Inception Date
Net Asset Value	-4.32%	9/10/2018
Market Price	-4.31%	9/10/2018
Alpha Vee American Century Diversified International Equity Index	-3.64%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 10, 2018

Value on August 31, 2019
Net Asset Value — $9,568

Alpha Vee American Century Diversified International Equity Index — $9,636

Total Annual Fund Operating Expenses
0.39%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Peruvemba Satish and Rene Casis

Fund Strategy
American Century Quality Diversified International ETF seeks to deliver investment results that closely correspond, before fees and expenses, to the performance of the Alpha Vee American Century Diversified International Equity Index (the underlying index). The fund invests in a representative sample of securities included in the underlying index that collectively has an investment profile similar to the underlying index. Under normal market conditions, the fund invests at least 80% of its assets, exclusive of collateral held from securities lending, in the component securities of the underlying index.
The underlying index is designed to select securities with attractive growth, valuation and quality fundamentals. The universe of the index is comprised of large- and mid-capitalization equity securities of global issuers in developed and emerging markets, excluding the U.S.

Performance Review

For the period from American Century Quality Diversified International ETF’s inception on September 10, 2018, through the fund’s fiscal year-end on August 31, 2019, the fund returned -4.31%* on a market price basis. On a net asset value (NAV) basis, the fund returned -4.32%. For the same time period, the underlying index returned -3.64%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Non-U.S. equities, as measured by the MSCI World ex-U.S. Index (world index), generally declined during the reporting period. The world index is an unmanaged index generally representative of the performance of large- and mid-cap non-U.S. equities. Underperformance versus the world index was largely due to the different compositions of the fund and the world index. The fund tracks the Alpha Vee American Century Diversified International Equity Index, distinguishing between high-quality value and growth companies, primarily in developed markets, and dynamically allocates to each category depending on the market environment.

Broadly speaking, security selection in the consumer staples, materials, health care and industrials sectors detracted from performance versus the world index, while holdings in the financials and information technology sectors contributed. Within consumer staples, an underweight position in Nestle weighed heavily on relative performance as the stock, a significant component of the world index, performed well. Among materials holdings, stock selection in the chemicals industry drove underperformance. The health care sector was another area of weakness, particularly due to selection among pharmaceutical companies. Industrials holdings hampered performance as trade disputes and global growth concerns weighed on the sector.

On the upside, selection among financials bolstered returns. An underweight position in banks proved particularly beneficial. Information technology stocks gave an additional boost to relative performance.

Dynamic allocation shifted toward growth during the reporting period. The fund’s allocation opened with a 50/50 allocation to value and growth at inception. By the end of the period, the weighting shifted to an approximately 67.8% allocation to growth and 32.2% allocation to value. Allocations are rebalanced monthly, based on a strategy informed by recent risk-adjusted performance.

* Total returns for periods less than one year are not annualized.

4

Fund Characteristics

AUGUST 31, 2019

Top Ten Holdings	% of net assets
Diageo plc	1.8%
Hermes International	1.8%
Hoya Corp.	1.7%
Partners Group Holding AG	1.6%
Goodman Group	1.3%
Canadian Pacific Railway Ltd.	1.3%
Ferrari NV	1.2%
Kering SA	1.2%
Singapore Exchange Ltd.	1.2%
Constellation Software, Inc.	1.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	0.3%

Investments by Country	% of net assets
Japan	18.5%
United Kingdom	13.5%
France	10.1%
Canada	7.8%
Switzerland	7.6%
Australia	5.9%
China	5.1%
Italy	4.4%
Netherlands	4.1%
Sweden	3.2%
Germany	2.9%
Denmark	2.6%
Spain	2.6%
Other Countries	11.0%
Cash and Equivalents*	0.7%
*Includes temporary cash investments and other assets and liabilities.

5

Frequency Distributions of Premiums and Discounts

The Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the market price for the fund was at a premium or discount to the daily net asset value (NAV). Shareholders may pay more than NAV when they buy fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented reflect past performance. Past performance is no guarantee of future results. The following table represents the period September 12, 2018 (commencement of trading) through August 31, 2019.

Premium/Discount Range (%)	Number of Days Market Price Above or Equal to NAV	Number of Days Market Price Below NAV
0% - 0.49%	118	74
0.50% - 0.99%	19	20
1.00% - 1.99%	3	7
> 2.00%	3	—
Total	143	101

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2019 to August 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period(1) 3/1/19 - 8/31/19	Annualized Expense Ratio(1)
Actual	$1,000	$999.50	$1.97	0.39%
Hypothetical	$1,000	$1,023.24	$1.99	0.39%

(1)
Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

AUGUST 31, 2019

	Shares	Value
COMMON STOCKS — 99.3%
Australia — 5.9%
Alumina Ltd.	16,980	$24,825
Aristocrat Leisure Ltd.	8,180	163,961
ASX Ltd.	520	30,239
BHP Group Ltd.	1,000	24,450
CIMIC Group Ltd.	490	10,234
Coca-Cola Amatil Ltd.	2,210	16,185
Cochlear Ltd.	200	29,376
Crown Resorts Ltd.	1,730	13,999
CSL Ltd.	190	30,834
Fortescue Metals Group Ltd.	14,700	79,233
Goodman Group	25,600	250,441
Insurance Australia Group Ltd.	4,950	26,881
Magellan Financial Group Ltd.	1,740	59,484
Medibank Pvt Ltd.	17,620	43,212
Mirvac Group	48,190	103,573
Newcrest Mining Ltd.	1,390	34,651
Qantas Airways Ltd.	3,920	16,137
Santos Ltd.	6,000	29,146
Sonic Healthcare Ltd.	2,740	54,367
South32 Ltd.	7,070	12,575
Telstra Corp. Ltd.	5,920	14,838
Wesfarmers Ltd.	580	15,279
Woodside Petroleum Ltd.	1,070	23,163
		1,107,083
Austria — 0.6%
OMV AG	510	26,066
Raiffeisen Bank International AG	1,690	37,008
Verbund AG	530	31,605
voestalpine AG	560	12,920
		107,599
Belgium — 0.9%
Ageas	330	17,698
Colruyt SA	390	20,001
Proximus SADP	500	14,806
Telenet Group Holding NV	1,880	93,870
UCB SA	200	14,964
		161,339
Canada — 7.8%
Air Canada(1)	2,000	67,354
Canadian Pacific Railway Ltd.	1,000	241,248
Canadian Tire Corp. Ltd., Class A	222	22,467

8

	Shares	Value
CGI, Inc.(1)	777	$61,058
Constellation Software, Inc.	222	216,639
Dollarama, Inc.	1,000	38,343
Empire Co. Ltd., Class A	2,000	55,283
Great-West Lifeco, Inc.	1,000	21,358
H&R Real Estate Investment Trust	6,000	102,182
Husky Energy, Inc.	2,000	13,381
Imperial Oil Ltd.	1,000	24,586
Kirkland Lake Gold Ltd.	2,000	97,441
Manulife Financial Corp.	3,000	49,872
Parkland Fuel Corp.	1,000	31,246
Quebecor, Inc., Class B	1,000	22,569
Royal Bank of Canada	360	26,978
Saputo, Inc.	1,000	30,117
SmartCentres Real Estate Investment Trust	1,000	23,826
Sun Life Financial, Inc.	1,000	41,067
Suncor Energy, Inc.	1,000	29,305
Teck Resources Ltd., Class B	1,000	17,061
Thomson Reuters Corp.	444	30,570
Toronto-Dominion Bank (The)	2,000	108,670
Wheaton Precious Metals Corp.	1,000	29,470
WSP Global, Inc.	1,000	54,245
		1,456,336
China — 5.1%
Anhui Conch Cement Co. Ltd., H Shares	15,000	84,521
ANTA Sports Products Ltd.	10,000	82,957
Autohome, Inc. ADR(1)	1,000	87,160
China Communications Services Corp. Ltd., H Shares	40,000	22,411
China Resources Gas Group Ltd.	20,000	98,911
CSPC Pharmaceutical Group Ltd.	20,000	40,024
Guangdong Investment Ltd.	20,000	42,168
Kunlun Energy Co. Ltd.	40,000	34,868
NetEase, Inc. ADR	350	89,250
New Oriental Education & Technology Group, Inc. ADR(1)	350	39,690
Shenzhou International Group Holdings Ltd.	7,000	95,146
TAL Education Group ADR(1)	3,000	106,890
Tencent Holdings Ltd.	3,000	124,359
		948,355
Denmark — 2.6%
Carlsberg A/S, B Shares	380	56,209
Chr Hansen Holding A/S	260	21,889
Coloplast A/S, B Shares	620	73,990
Danske Bank A/S	4,440	58,495
DSV A/S	310	30,787
Genmab A/S(1)	150	30,673
GN Store Nord A/S	580	24,329
H Lundbeck A/S	370	13,498

9

	Shares	Value
ISS A/S	520	$13,222
Novo Nordisk A/S, B Shares	3,150	163,906
		486,998
Finland — 1.6%
Elisa Oyj	580	29,228
Kone Oyj, B Shares	540	31,280
Metso Oyj	1,420	53,293
Neste Oyj	4,930	155,491
Stora Enso Oyj, R Shares	1,510	16,912
UPM-Kymmene Oyj	610	16,472
		302,676
France — 10.1%
Amundi SA	400	25,615
ArcelorMittal	990	14,273
Arkema SA	180	15,810
Atos SE	570	43,237
AXA SA	5,170	118,823
Bouygues SA	430	16,361
Capgemini SE	140	16,828
Cie de Saint-Gobain	1,270	45,902
CNP Assurances	720	13,099
Engie SA	1,150	17,509
Euronext NV	370	29,072
Faurecia SE	440	19,261
Hermes International	480	328,261
Ingenico Group SA	330	32,780
Ipsen SA	830	87,382
Kering SA	480	232,796
L'Oreal SA	110	30,115
Legrand SA	400	28,289
LVMH Moet Hennessy Louis Vuitton SE	110	43,900
Orange SA	940	14,285
Pernod Ricard SA	150	28,693
Peugeot SA	5,450	122,017
Publicis Groupe SA	1,680	80,701
Remy Cointreau SA	200	30,262
Safran SA	210	30,561
Sanofi	2,150	184,964
Sartorius Stedim Biotech	200	31,011
Schneider Electric SE	550	46,129
SCOR SE	660	26,377
Sodexo SA	130	14,760
Suez	1,090	16,955
Teleperformance	150	32,806
Thales SA	240	27,791
TOTAL SA	300	14,996
Valeo SA	550	15,045

10

	Shares	Value
Vinci SA	150	$16,436
		1,893,102
Germany — 2.9%
adidas AG	210	62,372
Beiersdorf AG	230	29,001
Carl Zeiss Meditec AG	280	32,346
Covestro AG	1,040	47,175
Deutsche Boerse AG	190	27,986
Deutsche Lufthansa AG	3,020	46,494
Deutsche Post AG	530	17,452
Evonik Industries AG	4,440	113,340
GEA Group AG	530	14,317
Hannover Rueck SE	180	28,703
MTU Aero Engines AG	130	35,547
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	180	43,193
Schaeffler AG Preference Shares	2,110	14,337
Symrise AG	280	26,185
Telefonica Deutschland Holding AG	5,210	13,288
		551,736
Hong Kong — 1.1%
Link REIT	10,000	112,311
Swire Pacific Ltd., Class A	10,000	97,954
		210,265
Ireland — 0.5%
Bank of Ireland Group plc	2,720	10,370
CRH plc	840	27,999
Glanbia plc	2,470	27,133
Kingspan Group plc	500	22,873
		88,375
Israel — 0.4%
Bank Hapoalim BM(1)	1,990	14,598
Bank Leumi Le-Israel BM	2,190	14,936
Nice Ltd.(1)	230	35,209
Teva Pharmaceutical Industries Ltd.(1)	1,530	10,920
		75,663
Italy — 4.4%
Banca Mediolanum SpA	3,940	28,550
Davide Campari-Milano SpA	2,770	26,005
Enel SpA	2,360	17,137
Eni SpA	9,470	142,666
EXOR NV	240	16,254
Ferrari NV	1,480	233,395
Fiat Chrysler Automobiles NV	1,200	15,644
Leonardo SpA	1,310	16,057
Mediobanca Banca di Credito Finanziario SpA	2,730	27,088
Moncler SpA	3,070	115,253
Poste Italiane SpA	2,700	29,056

11

	Shares	Value
Recordati SpA	2,580	$113,251
Snam SpA	5,190	26,286
Terna Rete Elettrica Nazionale SpA	4,230	26,599
		833,241
Japan — 18.5%
Advantest Corp.	2,000	82,246
Alfresa Holdings Corp.	1,000	22,658
Asahi Intecc Co. Ltd.	1,000	22,366
Asahi Kasei Corp.	2,000	18,111
Astellas Pharma, Inc.	11,000	152,546
Bandai Namco Holdings, Inc.	1,000	58,882
Brother Industries Ltd.	2,000	34,670
Canon, Inc.	1,000	26,012
Central Japan Railway Co.	100	19,798
Chugai Pharmaceutical Co. Ltd.	2,000	143,200
FamilyMart UNY Holdings Co. Ltd.	1,000	23,082
Fast Retailing Co. Ltd.	100	58,637
Fuji Electric Co. Ltd.	1,000	28,546
FUJIFILM Holdings Corp.	1,000	42,856
Hamamatsu Photonics KK	1,000	34,575
Hitachi Construction Machinery Co. Ltd.	1,000	21,386
Hitachi Ltd.	1,000	34,189
Hoya Corp.	4,000	325,932
ITOCHU Corp.	1,000	19,959
Itochu Techno-Solutions Corp.	1,000	27,585
Japan Tobacco, Inc.	8,000	169,617
Kajima Corp.	1,000	12,181
KDDI Corp.	1,000	26,709
Keyence Corp.	200	118,517
Kirin Holdings Co. Ltd.	1,000	19,770
Konica Minolta, Inc.	6,000	42,734
Kose Corp.	100	17,193
Lion Corp.	1,000	19,455
Marubeni Corp.	11,000	70,273
Medipal Holdings Corp.	1,000	21,263
Mitsubishi Corp.	1,000	24,353
Mitsubishi Heavy Industries Ltd.	1,000	37,609
Mitsubishi Tanabe Pharma Corp.	1,000	11,060
Mitsubishi UFJ Financial Group, Inc.	3,000	14,426
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,000	16,223
Mitsui Chemicals, Inc.	1,000	21,395
MonotaRO Co. Ltd.	3,000	73,795
NEC Corp.	1,000	42,866
Nexon Co. Ltd.(1)	2,000	26,925
Nikon Corp.	1,000	12,389
Nippon Paint Holdings Co. Ltd.	1,000	47,388
Nissan Chemical Corp.	1,000	42,348

12

	Shares	Value
NTT Data Corp.	2,000	$25,833
NTT DOCOMO, Inc.	1,000	25,267
Obayashi Corp.	2,000	18,446
Oji Holdings Corp.	6,000	27,981
ORIX Corp.	1,000	14,782
Panasonic Corp.	2,000	15,452
PeptiDream, Inc.(1)	1,000	52,475
Persol Holdings Co. Ltd.	1,000	20,321
Pigeon Corp.	1,000	36,365
Pola Orbis Holdings, Inc.	2,000	47,595
Rakuten, Inc.	1,000	9,430
Recruit Holdings Co. Ltd.	7,000	212,285
Resona Holdings, Inc.	3,000	11,786
Seiko Epson Corp.	1,000	13,312
Sekisui Chemical Co. Ltd.	1,000	14,424
Sekisui House Ltd.	3,000	53,290
Shionogi & Co. Ltd.	4,000	214,612
Shiseido Co. Ltd.	300	24,561
Sony Financial Holdings, Inc.	2,000	46,239
Subaru Corp.	1,000	26,812
Sumitomo Chemical Co. Ltd.	10,000	43,808
Sumitomo Corp.	1,000	15,003
Toho Co. Ltd.	1,000	42,442
Tokio Marine Holdings, Inc.	1,000	51,552
Tokyo Electron Ltd.	1,000	179,048
Unicharm Corp.	1,000	30,760
Yahoo Japan Corp.	24,000	60,144
ZOZO, Inc.	2,000	39,983
		3,459,733
Netherlands — 4.1%
ASML Holding NV	820	182,637
Heineken Holding NV	170	16,840
Heineken NV	250	26,639
ING Groep NV	1,530	14,654
Koninklijke Ahold Delhaize NV	2,720	63,757
Koninklijke DSM NV	240	29,892
Koninklijke Philips NV	3,120	147,349
Randstad NV	310	14,492
Unilever NV	2,150	133,632
Wolters Kluwer NV	1,890	136,371
		766,263
New Zealand — 0.3%
a2 Milk Co. Ltd.(1)	5,760	52,585
Norway — 1.9%
Aker BP ASA	3,260	86,563
DNB ASA	910	14,680
Equinor ASA	2,260	38,667

13

	Shares	Value
Orkla ASA	5,100	$46,776
Salmar ASA	950	45,130
Schibsted ASA, Class A	990	30,180
Telenor ASA	4,380	89,993
		351,989
Portugal — 0.2%
EDP - Energias de Portugal SA	4,280	16,205
Galp Energia SGPS SA	1,840	26,463
		42,668
Singapore — 1.5%
DBS Group Holdings Ltd.	2,000	35,366
Jardine Cycle & Carriage Ltd.	1,000	22,203
Singapore Exchange Ltd.	37,000	218,714
Singapore Technologies Engineering Ltd.	5,000	14,201
		290,484
South Korea — 1.0%
Celltrion, Inc.(1)	50	6,481
LG Household & Health Care Ltd.	90	87,603
NCSoft Corp.	200	88,669
		182,753
Spain — 2.6%
ACS Actividades de Construccion y Servicios SA	1,740	65,859
Aena SME SA	890	160,739
Amadeus IT Group SA	990	73,875
Banco Bilbao Vizcaya Argentaria SA	2,760	13,097
Banco de Sabadell SA	13,160	11,287
Enagas SA	950	20,772
Mapfre SA	5,070	13,221
Repsol SA	7,900	115,012
Telefonica SA	1,880	13,045
		486,907
Sweden — 3.2%
Alfa Laval AB	1,330	24,507
Atlas Copco AB, A Shares	1,100	32,876
Boliden AB	720	15,932
Electrolux AB, Series B	860	19,249
Hennes & Mauritz AB, B Shares	1,070	20,510
Hexagon AB, B Shares	610	27,120
ICA Gruppen AB	660	32,392
Investor AB, B Shares	340	15,955
Lundin Petroleum AB	3,130	95,175
Nibe Industrier AB, B Shares	3,080	38,567
Sandvik AB	2,900	41,622
Skanska AB, B Shares	990	18,565
SKF AB, B Shares	2,980	48,118
Swedish Match AB	1,720	67,524
Swedish Orphan Biovitrum AB(1)	1,530	25,337

14

	Shares	Value
Tele2 AB, B Shares	1,900	$26,824
Telefonaktiebolaget LM Ericsson, B Shares	3,120	24,325
Volvo AB, B Shares	2,070	28,601
		603,199
Switzerland — 7.6%
ABB Ltd.	830	15,728
Adecco Group AG	310	16,311
Baloise Holding AG	90	15,345
Barry Callebaut AG	10	20,456
Chocoladefabriken Lindt & Spruengli AG	10	74,031
EMS-Chemie Holding AG	40	23,791
Flughafen Zurich AG	150	27,530
Geberit AG	60	27,294
Givaudan SA	10	27,045
Helvetia Holding AG	210	27,379
Logitech International SA	1,080	43,781
Nestle SA	440	49,361
Novartis AG	480	43,180
Pargesa Holding SA	800	58,497
Partners Group Holding AG	380	308,240
PSP Swiss Property AG	230	30,568
Roche Holding AG	390	106,659
Schindler Holding AG	130	29,483
SGS SA	10	24,559
Sika AG	200	28,723
Sonova Holding AG	180	41,787
Straumann Holding AG	170	133,258
Swiss Life Holding AG	60	28,458
Swiss Re AG	1,310	125,989
Swisscom AG	50	24,968
Temenos AG(1)	190	31,838
UBS Group AG(1)	1,270	13,413
Zurich Insurance Group AG	50	17,798
		1,415,470
Taiwan — 1.0%
Feng TAY Enterprise Co. Ltd.	8,900	57,945
President Chain Store Corp.	10,000	92,964
Taiwan High Speed Rail Corp.	10,000	12,066
Uni-President Enterprises Corp.	10,000	24,387
		187,362
United Kingdom — 13.5%
Admiral Group plc	1,060	27,716
Anglo American plc	2,490	53,802
Ashtead Group plc	2,450	67,761
Associated British Foods plc	530	14,658
Auto Trader Group plc	8,020	51,922
Barratt Developments plc	8,620	66,389

15

	Shares	Value
Berkeley Group Holdings plc	1,000	$47,703
BP plc	2,300	14,011
British Land Co. plc (The)	5,540	34,396
BT Group plc	6,350	12,809
Centrica plc	13,270	11,264
Coca-Cola HBC AG(1)	1,170	38,899
Compass Group plc	1,400	35,515
Croda International plc	420	24,051
Diageo plc	7,710	328,966
Evraz plc	18,110	109,460
Experian plc	900	27,599
Ferguson plc	240	17,666
GlaxoSmithKline plc	840	17,510
Glencore plc(1)	41,470	119,670
Halma plc	1,750	41,836
Hargreaves Lansdown plc	6,130	140,201
HomeServe plc	1,730	24,187
InterContinental Hotels Group plc	2,840	177,258
International Consolidated Airlines Group SA	3,880	19,926
Intertek Group plc	420	27,764
ITV plc	11,470	16,197
Kingfisher plc	17,310	40,992
Lloyds Banking Group plc	215,880	131,008
London Stock Exchange Group plc	450	38,110
Marks & Spencer Group plc	22,600	52,914
Meggitt plc	2,480	18,695
Mondi plc	800	15,559
Next plc	580	41,929
Persimmon plc	2,100	48,656
RELX plc	1,180	28,260
Rightmove plc	26,600	173,474
Rio Tinto plc	670	33,858
Royal Dutch Shell plc, A Shares	1,480	41,113
Smith & Nephew plc	2,110	50,494
Spirax-Sarco Engineering plc	380	37,138
Taylor Wimpey plc	23,240	41,308
WM Morrison Supermarkets plc	38,830	86,350
WPP plc	6,810	80,464
		2,529,458
TOTAL COMMON STOCKS (Cost $18,259,147)		18,591,639
TEMPORARY CASH INVESTMENTS — 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $80,660)	80,660	80,660
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $18,339,807)		18,672,299
OTHER ASSETS AND LIABILITIES — 0.3%		47,017
TOTAL NET ASSETS — 100.0%		$18,719,316

16

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	14.7%
Industrials	13.9%
Financials	13.8%
Health Care	13.3%
Consumer Staples	11.0%
Information Technology	8.1%
Materials	7.6%
Communication Services	7.2%
Energy	4.7%
Real Estate	3.1%
Utilities	1.9%
Cash and Equivalents*	0.7%
* Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

AUGUST 31, 2019
Assets
Investment securities, at value (cost of $18,339,807)	$18,672,299
Foreign currency holdings, at value (cost of $4,781)	4,785
Dividends and interest receivable	47,968
18,725,052

Liabilities
Accrued management fees	5,736

Net Assets	$18,719,316

Shares outstanding (unlimited number of shares authorized)	500,000

Net Asset Value Per Share	$37.44

Net Assets Consist of:
Capital paid in	$19,263,880
Distributable earnings	(544,564)
$18,719,316

See Notes to Financial Statements.

18

Statement of Operations

FOR THE PERIOD ENDED AUGUST 31, 2019(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $48,615)	$413,536
Interest	1,756
415,292
Expenses:
Management fees	52,921
Other expenses	73
52,994

Net investment income (loss)	362,298

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(937,855)
Foreign currency translation transactions	(3,121)
(940,976)

Change in net unrealized appreciation (depreciation) on:
Investments	332,492
Translation of assets and liabilities in foreign currencies	112
332,604

Net realized and unrealized gain (loss)	(608,372)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(246,074)

(1)	September 10, 2018 (fund inception) through August 31, 2019.

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2019(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$362,298
Net realized gain (loss)	(940,976)
Change in net unrealized appreciation (depreciation)	332,604
Net increase (decrease) in net assets resulting from operations	(246,074)

Distributions to Shareholders
From earnings	(298,490)

Capital Share Transactions
Proceeds from shares sold	19,263,880

Net increase (decrease) in net assets	18,719,316

Net Assets
End of period	$18,719,316

Transactions in Shares of the Fund
Sold	500,000

(1)	September 10, 2018 (fund inception) through August 31, 2019.

See Notes to Financial Statements.

20

Notes to Financial Statements

AUGUST 31, 2019

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Quality Diversified International ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the Alpha Vee American Century Diversified International Equity Index. Shares of the fund are listed for trading on the NYSE Arca, Inc. The fund incepted on September 10, 2018.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the London Stock Exchange as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

21

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses, extraordinary expenses and expenses incurred in connection with the provision of shareholder and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act, if any, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.39%.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2019 were $17,837,019 and $16,222,309, respectively.

Securities received in-kind through subscriptions for the period ended August 31, 2019 were $17,616,279. There were no securities delivered in-kind through redemptions during the period.

22

5. Capital Share Transactions

The fund’s shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the fund’s shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 50,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund's distributor. The fund will generally issue and redeem Creation Units in return for a basket of securities (and an amount of cash) that the fund specifies each day. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of Changes in Net Assets.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$322,990	$18,268,649	—
Temporary Cash Investments	80,660	—	—
	$403,650	$18,268,649	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund seeks to track an index. If the fund's index has high portfolio turnover, the fund may also have high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is not actively managed and does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the fund generally will not buy or sell securities unless they are added or removed from the index, even if the security is underperforming.

23

8. Federal Tax Information

The tax character of distributions paid during the period September 10, 2018 (fund inception) through August 31, 2019 were as follows:

Distributions Paid From
Ordinary income	$298,490
Long-term capital gains	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$18,461,241
Gross tax appreciation of investments	$1,052,557
Gross tax depreciation of investments	(841,499)
Net tax appreciation (depreciation) of investments	211,058
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	112
Net tax appreciation (depreciation)	$211,170
Undistributed ordinary income	$136,479
Accumulated short-term capital losses	$(892,213)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.

24

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2019(4)	$39.85	0.98	(2.69)	(1.71)	(0.70)	$37.44	(4.32)%	0.39%(5)	2.67%(5)	119%	$18,719

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Excludes securities received or delivered in-kind.

(4)	September 10, 2018 (fund inception) through August 31, 2019.

(5)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of American Century ETF Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century Quality Diversified International ETF, one of the funds constituting the American Century ETF Trust (the “Fund”), as of August 31, 2019, and the related statements of operations, changes in net assets, and the financial highlights for the period from September 10, 2018 (fund inception) through August 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations, the changes in its net assets, and the financial highlights for the period from September 10, 2018 (fund inception) through August 31, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 18, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	5	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	49	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	5	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	72	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012 to 2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel and Vice President since 2017
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

Approval of Management Agreement

At a meeting held on June 13, 2019, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•	the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Trustees held one in-person meeting to review and discuss the information provided. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the

Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The Fund’s performance reviewed by the Board was below its benchmark. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Trustees also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of March 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.

Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Advisor informed the Trustees that, other than compensation to the Fund’s distributor and transfer agent, the Advisor was not then making payments to intermediaries related to fund distribution or shareholder services.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund's Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2019.

For the fiscal year ended August 31, 2019, the fund intends to pass through to shareholders foreign source income of $462,151 and foreign taxes paid of $47,965, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on August 31, 2019 are $0.9243 and $0.0959, respectively.

Notes

Notes

Notes

Notes

Notes

Contact Us	americancenturyetfs.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-95464 1910

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 13(a)(1) to American Century ETF Trust’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-23305, on October 25, 2018, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Barry A. Mendelson, Ronald J. Gilson and Stephen E. Yates are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2018:    $40,125
FY 2019:    $80,480

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2018:    $0
FY 2019:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:    $0
FY 2019:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2018:    $0
FY 2019:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:    $0
FY 2019:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2018:    $0
FY 2019:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:    $0
FY 2019:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2018:    $115,750
FY 2019:    $119,500

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are Barry A. Mendelson, Ronald J. Gilson, Stephen E. Yates and Reginald Browne.

(b)	Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 13(a)(1) to American Century ETF Trust’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on File No. 811-23305, on October 25, 2018.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century ETF Trust

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	October 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	October 25, 2019

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer, and Chief Financial Officer
(principal financial officer)

Date:	October 25, 2019